                                                                    EXHIBIT 10.1


                         CONSENT TO ASSIGNMENT OF LEASE
                         ------------------------------

          THIS AGREEMENT made as of the 1st day of February, 2002

BETWEEN:

                    ARCHITEL SYSTEMS CORPORATION,
                    ----------------------------

                    (the "Tenant")

                                                              OF THE FIRST PART;

- and -

                    METASOLV SOFTWARE CANADA INC.,
                    -----------------------------

                    (the "Assignee")

                                                             OF THE SECOND PART;

- and -

                    FIRST REAL PROPERTIES LIMITED,
                    -----------------------------

                    (the "Landlord")

                                                              OF THE THIRD PART.

WHEREAS:

(A) By a lease dated as of the 24th day of August, 1994 made between the Landlord and the Tenant, the Landlord leased to the Tenant and the Tenant leased from the Landlord certain premises located at 190 Attwell Drive, Toronto, Ontario;

(B) Such lease, as amended by lease amending agreements dated as of January 10, 1995, August 14, 1995, January 23, 1996, September, 11, 1997 and May 27,
1998, is hereinafter referred to as the "Lease";

(C) Pursuant to the Lease, the Tenant leased from the Landlord certain premises (the "Premises") containing an area of approximately 46,103 square feet for a term ending on January 31, 2005 (the "Term");

(D) By a lease amendment dated as of the 12th day of June, 2001 (the "Sixth Lease Amendment"), the Landlord leased to the Tenant and the Tenant leased from the Landlord for a term commencing on July 1, 2001 and ending on January 31, 2005, certain premises (the "Additional Premises") containing an area of approximately 14,025 square feet designated as Suite 200 in the building municipally known as 170 Attwell Drive, Toronto, Ontario, all as more particularly described in the Sixth Lease Amendment;

(E) The Sixth Lease Amendment incorporates by reference, mutatis mutandis, all of the terms of the Lease and, considered as an independent lease relating solely to 170 Attwell Drive severable from the Lease (which relates solely to 190 Attwell Drive), is hereinafter referred to as the "Additional Lease";

(F) The Tenant has agreed to assign the Lease and all interest in the Lease to the Assignee as of the date hereof, subject to the prior written consent of the Landlord in accordance with the terms of the Lease.

     NOW THEREFORE in consideration of the sum of Two ($2.00) Dollars and other good and valuable consideration paid by each of the parties to each of the others, the receipt and sufficiency of which is hereby respectively acknowledged by the parties hereto, the parties agree as follows:

1.   Landlord's Consent
     ------------------

     Subject to the terms of this Agreement, the Landlord hereby consents to the assignment (the "Assignment") by the Tenant to the Assignee of the Lease and the Tenant's interest therein, it being understood that the Landlord in granting this consent does not thereby acknowledge or approve of or agree to be bound by any of the terms of the Assignment as between the Tenant and the Assignee, but is only consenting to the occurrence of the Assignment. For greater certainty, the parties agree that the Assignment does not include an assignment of the Additional Lease, which shall remain as a lease between the Landlord and the Tenant, unamended by this Agreement.

2.   Landlord's Rights Continue
     --------------------------

     This consent by the Landlord is without prejudice to the Landlord's rights under the Lease and at law and shall not be deemed to authorize any further or other assignment of the Lease or subletting or parting with or sharing possession of all or any part of the Premises.

3.   Assignment
     ----------

     The Tenant and Assignee represent, warrant, covenant and agree with the Landlord that none of the terms of the Assignment shall conflict with any of the provisions of the Lease or of as between the Tenant and the Assignee, or of releasing either the Tenant or the Assignee from any of its obligations under the Lease, for which it shall remain jointly and severally liable to the same extent as if such amendments had not been made; and

     (iii) the Tenant's liability hereunder and under the Lease shall not be released, discharged, mitigated, impaired or affected by any loss of or in respect of any security received or intended to be received by the Landlord from the Assignee or from any other person, firm or corporation, whether or not occasioned or contributed to by or through the act, omission, default or neglect of the Landlord.

6.   Costs
     -----

     The Tenant agrees to pay upon demand all reasonable costs, legal or otherwise, properly incurred by the Landlord with respect to this consent to the Assignment and the preparation of this Agreement. The Assignee agrees that, if the Tenant fails to pay such costs, the Assignee agrees to be jointly and severally responsible for and to promptly pay upon demand all such costs.

7.   Default of Assignee/Termination of Lease
     -----------------------------------------

     (a) The Tenant agrees that, if the Assignee defaults in the performance of any of its obligations under the Assignment, the Lease or this Agreement, the Tenant shall without delay exercise such rights as are available to it under the Assignment or at law or otherwise to either remedy such default or obtain a reassignment of the Lease. If the Tenant obtains a reassignment of the Lease, it shall thereupon re-enter and take possession of the Premises and shall perform all its obligations under the Lease with respect to the Premises for the balance of the Term. The Tenant agrees to promptly notify the Landlord of any default of the Assignee under the Assignment and to keep the Landlord advised of all intended action to remedy such default or to obtain a reassignment of the Lease.

     (b) The Tenant agrees that, if the Assignee defaults in the performance of any of its obligations to the Landlord pursuant to the Lease or this Agreement, the Landlord shall have the right to exercise in respect of the Premises, all rights available to it under the Lease and at law including without limitation the right to terminate the Lease, provided that the Landlord has first given to the Tenant such written notice, if any, as required under the Lease requiring the Tenant to remedy such default to the extent of the Tenant's obligations under the Lease and the Tenant has failed to do so. In the event the Lease is terminated by the Landlord in respect of the Premises in the aforesaid circumstances, such termination shall, as against the Tenant be without prejudice to all the rights of the Landlord under the Lease and at law, included in which shall be the right to obtain from the Tenant all arrears of rent and other charges owing under the Lease in respect of the Premises up to the date of termination and damages in respect of losses and deficiencies sustained by the Landlord over what would have been the unexpired term but for such termination, all in accordance with the Lease.

          Nortel Networks Limited
          8200 Dixie Road, Suite 100
          Brampton, ON L6T 5P6
          Attn: Law Department - Real Estate

          Fax: (905) 863 8335

     To the Assignee:

          MetaSolv Software Canada Inc
          4446 Boul. St.-Laurent, Suite 300
          Montreal, Quebec
          Canada H2W 1Z5
          514-844-4545

9.   Acknowledgment of Assignee
     --------------------------

     The Assignee acknowledges that it has received a copy of the Lease and is familiar with the terms, covenants and conditions contained therein.

10.  Confirmation of Lease and Additional Lease
     ------------------------------------------

     The parties hereto acknowledge and confirm that the Lease is in full force and effect unmodified and unamended, except in accordance with this Agreement. The Landlord and the Tenant acknowledge and confirm that the Additional Lease is in full force and effect unmodified and unamended, except in accordance with this Agreement.

11.  Delivery
     --------

     This Agreement shall be deemed not to have been executed and delivered by the Landlord until it has been duly executed by all the other parties hereto and the Landlord has received at least one original executed copy hereof and at least one original executed copy of the Assignment document and a certified list of Directors, Officers and Shareholders of the Assignee. Until all of the said documents have been received by the Landlord, the Landlord may, at its sole option, by written notice to the Tenant, withdraw its consent herein contained, in which case this Agreement shall be null and void and of no further effect. If both of the said documents have not been received by the Landlord within thirty (30) days from the date hereof, the Landlord's consent to the Assignment shall be null and void unless given again in writing by the Landlord.

     IN WITNESS WHEREOF the parties hereto have executed this Agreement.

                                     ARCHITEL SYSTEMS CORPORATION

By: /s/ Kate Stevenson               By: /s/ Debble Noble
   ------------------------------       ----------------------------------------
    Kate Stevenson                      Name:  Debble Noble
    President                           Title: Secretary
                                     We have authority to bind the Corporation

                                     METASOLV SOFTWARE CANADA INC,

                                     By: /s/ [ILLEGIBLE]^^
                                        ----------------------------------------
                                        Name:
                                        Title:
                                     I have authority to bind the Corporation

                                     FIRST REAL PROPERTIES LIMITED

                                     By: /s/ James G. Milligan
                                        ----------------------------------------
                                        James G. Milligan - Secretary
                                     I have authority to bind the Corporation.

                           FIFTH LEASE AMENDMENT
                           ---------------------

          THIS FIFTH LEASE AMENDMENT dated as of the 27th day of May, 1998,

B E T W E E N:

          FIRST REAL PROPERTIES LIMITED,
          ------------------------------

          (hereinafter called the "Landlord")

- and -

          ARCHITEL SYSTEMS CORPORATION,
          -----------------------------

          (hereinafter called the "Tenant")

          WHEREAS by a lease made the 24th day of August, 1994 between Sun Life Assurance Company of Canada ("Sun Life") as Landlord, and the Tenant, Sun Life leased to the Tenant and the Tenant leased from Sun Life those premises in the building municipally known as 190 Attwell Drive, Etobicoke, Ontario (the "Building") located on the 2nd floor of the Building containing a Gross Area (as defined in the Lease) of four thousand eight hundred and seventy-three (4,873) square feet for a term commencing on the 1st day of February, 1995 and to be fully completed and ended on the 31st day of January, 2005 on the terms and conditions more particularly set out therein;

          AND WHEREAS by a lease amending agreement made as of the 10th day of January, 1995 (the "First Lease Amendment"), Sun Life leased to the Tenant and the Tenant leased from Sun Life premises in the Building located on the 2nd floor of the Building containing a Gross Area of four thousand five hundred and seventy-four (4,574) square feet for a term commencing on the 1st day of February, 1995 and to be completed and ended on the 31st day of January, 2005, on the terms and conditions more particularly set out therein;

          AND WHEREAS by a lease amending agreement made as of the 14th day of August, 1995 (the "Second Lease Amendment"), Sun Life leased to the Tenant and the Tenant leased from Sun Life premises in the Building located on the 2nd floor of the Building containing a Gross Area of four thousand and sixty-seven (4,067) square feet for a term commencing on the 1st day of October, 1995 and to be completed and ended on the 31st day of January, 2005, on the terms and conditions more particularly set out therein;

          AND WHEREAS by a lease amending agreement made as of the 23rd day of January, 1996 (the "Third Lease Amendment"), Sun Life leased to the Tenant and the Tenant leased from Sun Life premises in the Building located on the 3rd floor of the Building containing a Gross Area of thirteen thousand five hundred and fourteen (13,514) square feet for terms commencing on January 1, 1996 and July 1, 1996 and to be fully completed and ended on the 31st day of January, 2005, on the terms and conditions more particularly set out therein;

          AND WHEREAS Sun Life transferred and assigned the Building and the said lease to the Landlord;

          AND WHEREAS by a lease amending agreement made as of the 11th day of September, 1997 (the "Fourth Lease Amendment"), the Landlord leased to the Tenant and the Tenant leased from the Landlord premises in the Building located on the 4th floor of the Building containing a Gross Area of five thousand two hundred (5,200) square feet and on the Ground Floor of the Building

                                                                    INITIAL

                                                       /s/ Tenant  /s/ Landlord
containing a Gross Area of five thousand and seventy-nine (5,079) square feet for a term commencing on the 1st day of October, 1997 and to be completed and ended on the 31st day of January, 2005, on the terms and conditions more particularly set out therein;

          AND WHEREAS the said lease, the First Lease Amendment, the Second Lease Amendment, the Third Lease Amendment and the Fourth Lease Amendment are hereinafter collectively referred to as the "Lease";

          AND WHEREAS pursuant to the Lease, the Tenant presently leases from the Landlord premises in the Building comprising an aggregate Gross Area of thirty-seven thousand three hundred and seven (37,307) square feet;

          AHD WHEREAS the Landlord has agreed to lease to the Tenant and the Tenant has agreed to lease from the Landlord additional premises on the 4th floor of the Building containing a Gross Area of eight thousand seven hundred and ninety-six (8,796) square feet (the "Additional Premises") generally shown on Schedule "A" attached and designated by the Landlord as Suite 400, for a term commencing on the 1st day of August, 1998 and to be fully completed and ended on the, 31st day of January, 2005 (the "Additional Premises Term") on the terms and conditions more particularly set out herein.

         NOW THEREFORE IN CONSIDERATION OF the premises, other good and valuable consideration, and the sum of Ten Dollars ($10.00) paid by each of the parties hereto to the other (the receipt and sufficiency whereof is hereby acknowledged) it is agreed by and between the parties hereto as follows:

(1)  ADDITIONAL PREMISES
     -------------------

          The Landlord leases to the Tenant and the Tenant leases from the Landlord the Additional Premises for and during the Additional Premises Term.

(2)  ANNUAL BASIC RENT
     -----------------

          During the Additional Premises Term, the Tenant shall Pay to the Landlord as rental for the Additional Premises the following amounts:

     (a) For the period commencing on the 1st day of August, 1998 and ending on the 31st day of January 2000, an annual basic rent of Seventy
          Thousand Three Hundred and Sixty-Eight Dollars ($70,368.00) payable in advance in equal consecutive monthly installments of Five Thousand Eight Hundred and Sixty-Four Dollars ($5,864.00) each on the first day of each and every calendar month during Such period; (The foregoing basic rent is based on an annual rental rate of Eight Dollars ($8.00) for each square foot of Gross Area of the Additional Premises.)

     (b) For the period commencing on the 1st day of February, 2000 and ending on the 31st day of January 2005, an annual basic rent of Ninety-Six Thousand Seven Hundred and Fifty-Six Dollars ($96,756.00) payable in advance in equal consecutive monthly instalments of Eight Thousand and Sixty-Three Dollars ($8,063.00) each on the first day of each and every calendar month during such period. (The foregoing basic rent is based on an annual rental rate of Eleven Dollars ($11.00) for each square foot of Gross Area of the Additional Premises.)

                                                                        INITIAL

                                                       /s/ Tenant  /s/ Landlord

[PAGE TO COME]

(6)  PARKING
     -------

          The provisions of the Lease referring to parking are deleted in their entirety and replaced with the following:

          "The Landlord shall provide to the Tenant during the Additional Premises Term with up to one hundred and fifteen
          (115) free surface parking spaces on an unallocated first come, first serve basis. In the event that the Tenant requires additional parking spaces, they will be made available, if available, at the Landlord's then prevailing monthly parking rental rate (presently Thirty-Seven 85/l00 Dollars ($37.85) including PST and GST). All parking spaces and their use shall be subject to and in accordance with the then applicable general rules and regulations of the Landlord relating to parking."

          The effect of the foregoing is that on the commencement of the Additional Premises Term, the Landlord will provide an additional twenty-two
(22) free surface parking spaces in addition to those previously agreed to be provided pursuant to the Lease.

(7)  OCCUPANCY
     ---------

          The Tenant shall be allowed free access to and vacant possession of the Additional Premises from the date of execution and delivery hereof until the commencement of the Additional Premises Term for the purposes of installing its leasehold improvements according to plane approved by the Landlord in accordance with the Lease.

(8)  RIGHT OF FIRST OPPORTUNITY
     --------------------------

          The Tenant shall have the right of first opportunity to lease premises located on the first (1st), fifth (5th) and sixth (6th) floors of the Building (the "First Opportunity Premises") on the terms and conditions and subject to the limitation more particularly set out in paragraph (6) of the Fourth Lease Amendment provided that the Tenant is then not in default under the terms of the Lease and this Fifth Lease Amendment.

          In the event that the Tenant shall agree with the Landlord to lease any of the First Opportunity Premises for a term commencing before the 1st day of August, 1999 and ending on the expiry of the Additional Premises Term, then the basic rent for such premises shall be based on an annual rental rate of Eight 50/100 Dollars ($8.50) until the 31st day of January, 2000 and on an annual rental rate of Twelve Dollars ($l2.O0) from the 1st day of February, 2000 until the 31st day of January, 2005.

          Any premises leased pursuant to this right of first opportunity shall be leased on an "as is, as viewed" basis and the Landlord shall not provide any tenant's allowance, fixturing period or tenant's inducement and shall not be required to complete any Landlord's work for or to such premises whatsoever, and any provisions of the Lease, herein or in any earlier lease amendment, which relate to any of the foregoing being provided by the Landlord, waived by the Landlord, not made by the Landlord or of a similar nature shall not be effective in any manner whatsoever in respect of such premises.

          Notwithstanding anything contained herein or in the Lease to the contrary, the right of early termination referred to in paragraph (5) hereof and in paragraph (10) or the Fourth Lease Amendment shall not be applicable to any of the First Opportunity Premises.

                                                                        INITIAL

                                                       /s/ Tenant  /s/ Landlord

(9)  TOTAL PREMISES
     --------------

          The Tenant agrees that as of the commencement of the Additional Premises Term, it shall be leasing from the Landlord premises in the Building containing an aggregate Gross Area of forty-six thousand one hundred and three (46,103) square feet and that thereafter the term "premises" in the Lease or herein shall mean all of such premises.

(10) LEASE TERMS
     -----------

          The Tenant covenants and agrees that except as amended herein, all of the terms of the Lease remain in full force and effect, unchanged and unmodified, and that a11 of the covenants, conditions, terms, provisions and agreements contained therein shall be applicable to the Additional Premises during the Additional Premises Term, save and except as amended or added to herein.

(11) FURTHER ASSURANCES
     ------------------

          The Tenant covenants and agrees to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and every further assurances as may be necessary, appropriate or prudent in the opinion of the Landlord.

(13) CONTINUANCE
     -----------

          This Fifth Lease Amendment shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

          IN WITNESS WHEREOF the Parties hereto have executed this Fifth Lease Amendment as of the day and year first above written.

                                      FIRST REAL PROPERTIES LIMITED

                                      By /s/ J. Gordon Parker
                                         ------------------------------
                                         J. Gordon Parker - Executive
                                         Vice-President
                                      I have authority to bind the Corporation.

                                      ARCHITEL SYSTEMS CORPORATION

                                      By /s/ E.S.XXXX
                                         ------------------------------
                                        Name: E.S.XXXX
                                        Title: VP FINANCE & GENERAL COUNSEL
                                      I have authority to bind the Corporation.

          THIS FOURTH AMENDMENT TO LEASE dated as of the 17th day of September, 1997,

B E T W E E N:

          FIRST REAL PROPERTIES LIMITED,
          ------------------------------

          (hereinafter called the "Landlord")

- and -

          ARCHITEL SYSTEMS CORPORATION,
          -----------------------------

          (hereinafter called the "Tenant")

          WHEREAS by a lease made the 24th day of August, 1994 (the "Lease") between Sun Life Assurance Company of Canada ("Sun Life") as Landlord, and the Tenant, Sun Life leased to the Tenant and the Tenant leased from the Landlord those premises in the building municipally known as 190 Attwell Drive, Etobicoke, Ontario (the "Building") 1ocated on the 2nd floor of the Building containing a Gross Area (as defined in the Lease) of four thousand eight hundred and seventy-three (4,873) square feet for a term commencing on the 1st day of February, 1995 and to be fully completed and ended on the 31st day of January, 2005 on the terms and conditions more particularly set out therein;

          AND WHEREAS by a lease amending agreement made as of the 10th day of January, 1995 (the "First Lease Amendment"), Sun Life leased to the Tenant and the Tenant leased from Sun Life premises in the Building located on the 2nd floor of the Building containing a Gross Area of four thousand five hundred and seventy-four (4,574) square feet for a term commencing on the 1st day of February, 1995 and to be completed and ended on the 31st day of January, 2005, on the terms and conditions more particularly set out therein;

          AND WHEREAS by a lease amending agreement made as of the 14th day of August, 1995 (the "Second Lease Amendment"), Sun Life leased to the Tenant and the Tenant leased from Sun Life premises in the Building located on the 2nd floor of the Building containing a Gross Area of four thousand and sixty-seven (4,067) square feet for a term commencing on the 1st day of October, 1995 and to be completed and ended on the 31st day of January, 2005, on the terms and conditions more particularly set out therein;

          AND WHEREAS by lease amending agreement made as of the 23rd day of January, 1996 (the "Third Lease Amendment"), Sun Life leased to the Tenant and the Tenant and the Tenant leased from Sun Life premises in the Building located on the 3rd floor of the Building containing a Gross Area of thirteen thousand five hundred and fourteen (13,514) square feet for terms commencing on January 1, 1996 and July 1, 1996 and to be fully completed and ended on the 31st day of January, 2005, on the terms and conditions more particularly set out therein;

          AND WHEREAS the Lease, the First Lease Amendment, the Second Lease Amendment and the Third Lease Amendment are hereinafter collectively referred to as the "Lease");

          AND WHEREAS Sun Life transferred and assigned the Building and the Lease to the Landlord;

          AND WHEREAS the Landlord has agreed to lease to the Tenant and the Tenant has agreed to lease from the Landlord additional premises on the 4th floor of the Building containing a Gross Area of five thousand one hundred and seventy-eight (5,178) square feet and on the Ground floor of the Building containing a

                                                                        INITIAL

                                                       /s/ Tenant  /s/ Landlord

Gross Area of five thousand and seventy nine (5,079) square feet (col. [not clear], the "Additional Premises"), Generally shown in cross-XXXX on Schedule "A" and Schedule "B" attached and designated by the Landlord as Suites 401, 403, 404 and 101, for a term commencing on the 1st day of October, 1997 and to be fully completed and ended on the 31st day of January, 2005 (the "Additional Premises Term") on the terms and conditions more particularly set out herein. The Tenant now leases from the Landlord thirty-seven thousand two hundred and eighty-five (37,285) square feet as of October 1, 1997.

          NOW THEREFORE IN CONSIDERATION OF the premises, other good and valuable consideration and the sum of Ten Dollars ($10.00) paid by each of the parties hereto the other (the receipt and sufficiency whereof is hereby acknowledged) it is agreed by and between the parties hereto as follows:

(1)  ADDITIONAL PREMISES
     -------------------

          The Landlord leases to the Tenant and the Tenant leases from the Landlord the Additional Premises for and during the Additional Premises Term.

(2)  ANNUAL BASIC RENT
     -----------------

          During the period from October 1, 1997 to January 31, 2000, the Tenant shall pay to the Landlord annual basic rent of Eighty-Two and Fifty-six
Dollars ($82,056.00) payable in advance in equal consecutive monthly installments of Six Thousand Eight Hundred and Thirty-Eight Dollars ($6,838.00) each on the 1st day of each and every calendar month during the foresaid period. (The foregoing basic rent is based on an annual rental rate of Eight Dollars ($8.00) for each square foot of Gross Area of the Additional Premises.)

          During the period from February 1, 2000 to January 31, 2005, the Tenant shall pay to the Landlord, annual basic rent of One Hundred and Twelve Thousand Eight Hundred and Twenty-Seven Dollars ($112,827.00) payable in advance in equal consecutive monthly instalments of Nine Thousand Four Hundred and Two 25/100 Dollars ($9,402.25) each on the 1st day of each and every calendar month during the aforesaid period. (The foregoing basic rent is based on an annual rental rate of Eleven Dollars ($11.00) for each square foot of Gross Area of the Additional Premises.)

          The said annual basic rent shall be adjusted in the event that the Gross Area of the Additional Premises shall differ from the Gross Area stated above, in the event of a dispute, the determination of the Gross Area by the Landlord's space consultant or Architect shall be conclusive and binding on the parties hereto.

(3)  ADDITIONAL RENT
     ---------------

          In addition to annual basic rent, the Tenant shall pay to the Landlord during each year of the Additional Term, all additional rent which is to be paid in accordance with the Lease as is applicable to the Additional Premises, including Common Cost Escalation, Taxes and other costs, charges, reimbursements and assessments referred to in the Lease and all other costs as are generally charged to tenants generally leasing space in the Building.
The Tenant and the Landlord agree that rent payable herein shall be net in all respects and carefree to the Landlord.

(4)  LEASEHOLD IMPROVEMENTS
     ----------------------

          The premises are accepted on an "as is, as presently viewed basis" and except as herein provided the Landlord shall not be required to complete any leasehold improvements, replacements,

                                                                        INITIAL

                                                       /s/ Tenant  /s/ Landlord

XXXX or provide any tenant's benefits in respect of the Additional Premises whatsoever.

          The Tenant shall be permitted to abandon all leasehold improvements, installations, alterations, partitions and fixtures installed by the Tenant with the consent of the Landlord without being obligated to remove the same at the expiry of the Additional Term or the expiry of any renewal thereof, save except for any signage on the exterior of the Building which the Tenant shall remove and repair the exterior of the Building accordingly.

(5)  TENANT'S ALLOWANCE
     ------------------

          The Landlord shall provide the Tenant with a tenant's improvement allowance, calculated at the rate of Five Dollars ($5.00) for each square foot of the Gross Area of the Additional Premises payable after the Tenant's occupancy and the commencement of the Additional Term and after the Tenant has provided evidence satisfactory to the Landlord that all accounts related to the Tenant's improvements to the Additional Premises have been paid and that no construction lien has or may be claimed with respect thereto and that all releant any lien periods have expired. The Tenant agrees that any such payment to the Tenant shall only be made based on evidence provided to the Landlord of actual costs incurred by the Tenant in completing Tenant's improvements to the Additional Premises only.

(6)  RIGHT OF FIRST OPPORTUNITY
     --------------------------

          As long as the Tenant is Architel Systems Corporation and itself is in occupation of and conducting its business in the whole of the premises leased pursuant to the Lease and this Fourth Amendment to Lease in accordance with the terms thereof, the Tenant expressly acknowledging and agreeing that this first opportunity to lease is personal to it, and as long as the Tenant has not been in default under the Lease or hereunder, then, during the Additional Premises Term, if the Landlord wishes to lease from time to time, any premises located on the first (1st) or the fourth (4th) floor of the Building (the "Opportunity Premises"), the Tenant shall have a first opportunity to lease the Opportunity Premises in an "as is" then condition.

          Such first opportunity to lease shall be exercisable as follows:

     When the Landlord anticipates that it can lease the Opportunity Premises, or any part thereof, to a third party, the Landlord will give notice to the Tenant of the Gross Area of and location of the Opportunity Premises or part thereof it anticipates leasing, the date it will be available for occupancy, the basic rent, the term for which it is available and otherwise the terms and conditions on which the Landlord will lease the same to the Tenant. The Tenant will have five (5) business days following its receipt of the Landlord's notice to agree to lease the Opportunity Premises described in the Landlord's notice from the Landlord on the terms and conditions set out in the Landlord's notice. If within such five (5) business day period, the Tenant does not enter into an agreement to lease as aforesaid, the Landlord will be free at any time thereafter to lease all or any part of the Opportunity Premises referred to in the said notice to a third party or parties for a term no longer than the term set out in the Landlord's notice and at a basic rent no lower than set out in the Landlord's notice, but otherwise on such terms as the Landlord deems

                                                                        INITIAL

                                                       /s/ Tenant  /s/ Landlord

     XXXX the Landlord anticipates that it can lease the Opportunity Premises in respect of XXXX notice was given at a lower basic rent then specified in the said notice, the Opportunity Premises described in the said notice will again be subject to the foregoing first opportunity,

          The aforesaid first opportunity to lease shall not be applicable in respect of any of the Opportunity Premises which is presently leased with renewal rights to an existing tenant of the Landlord unless such existing tenant shall not renew its lease or which is subject to any rights that the Landlord shall have granted to any other tenant prior to the date hereof.

(7)  PARKING
     -------

          The provisions of the Lease referring to parking are deleted in their entirety and replaced with the following:

     "The Landlord shall provide to the Tenant during the Term of the Lease and the Extended Term hereof with up to ninety-three (93) free surface parking space on an unallocated first come, first serve basis. In the event that the Tenant requires additional parking spaces, they will be made available, if available, at the Landlord's then prevailing monthly parking rental rate (presently Thirty-Seven 85/100 Dollars ($37.85) including PST and GST). All parking spaces and their use shall be subject to and in accordance with the then applicable general rules and regulations of the Landlord relating to parking."

(8)  EARLY OCCUPANCY
     ---------------

          The Tenant shall be allowed access to and vacant possession of portions of the Additional Premises described in Schedule "A" and Schedule "B" in order to install its leasehold improvements as follows:

     (a)  Unit 401 - no later than October 31, 1997.

     (b)  Unit 403 - no later than October 31, 1997.

     (c) Units 404 and 101 - upon execution and delivery of this Fourth Amendment to Lease by the Landlord and the Tenant.

          The Tenant acknowledges that the Additional Premises Term commences October 1, 1997 notwithstanding the dates of access and vacant possession above noted.

(9)  FREE RENT
     ---------

          The Tenant shall not be obligated to pay basic rent or additional rent in respect of the Additional Premises designated on Schedule "A" as Units No. 401 and 403 and on Schedule "B" as to Unit 101 only, from October 1, 1997 until December 31, 1997.

(10) EARLY TERMINATION
     -----------------

          All references in the Lease to the Tenant's right of early termination (Section 17.07) are deleted in their entirety and replaced with the following:

                                                                        INITIAL

                                                       /s/ Tenant  /s/ Landlord

     XXXX the Tenant is not in XXXX to the XXXX and this Fourth Amendment to XXXX, the Tenant shall have the right to terminate the Lease and this Lease Amendment on the January 31, 2000, provided twelve (12) months prior written notice has been given to the Landlord. The month prior to the termination date, the Tenant shall pay to the Landlord Nine Dollars ($9.00) per square foot of the aggregate of all of the premises leased by the Tenant from the Landlord as a penalty for such early termination. The Tenant shall also have the right to terminate the Lease and this Fourth Amendment to Lease on the following dates, under the same terms and conditions as aforesaid with the following penalties:

          January 31, 2001 - $7.55 per square foot

          January 31, 2002 - $6.00 per square foot

          January 31, 2003 - $4.15 per square foot

          January 31, 2004 - $2.25 per square foot"

(11)  LEASE TERMS
      -----------

          The Tenant covenants and agrees that except as amended herein, all of the terms of the Lease remain in full force and effect, unchanged and unmodified, and that all of the covenants, conditions, terms, provisos and agreements contained therein shall be applicable to the Additional Premises during the Additional Term, save and except as amended or added to herein.

(12) FURTHER ASSURANCES
     ------------------

          The Tenant convenants and agrees to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and every further assurances as may be necessary, appropriate or prudent in the opinion of the Landlord.

(13) VAULT
     -----

          The area shown on Schedule "B" marked vault shall be deemed to comprise one hundred and fifty (150) square feet (the "Vault Area"). The Tenant shall not be required to pay annual basic rent in respect of the Vault Area (but will Pay additional rent) and the amount of annual basic rent to be paid pursuant to paragraph (2) hereof shall be adjusted accordingly.

          This agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF the parties hereto have executed this Fourth Amendment to Lease as of the day and year first above written.

                                      FIRST REAL PROPERTIES LIMITED

                                      By /s/  J. Gordon Parker
                                         ------------------------------
                                         J. Gordon Parker - Authorized
                                         Signing Officer
                                      I have authority to bind the Corporation.

                                      ARCHITEL SYSTEMS CORPORATION

                                      By /s/ XXXX
                                         ------------------------------
                                        Name: XXXX            President
                                      I have authority to bind the Corporation.

                                                                        INITIAL

                                                       /s/ Tenant  /s/ Landlord

[FLOOR PLAN GRAPHIC APPEARS HERE]

[FLOOR PLAN GRAPHIC APPEARS HERE]

LEASE AMENDING AGREEMENT                          3rd Lease Amending Agreement
------------------------

          THIS AGREEMENT made as of the 23rd day of January, 1996.

BETWEEN:

          SUN LIFE ASSURANCE COMPANY OF CANADA
          ------------------------------------
          hereinafter called the "Landlord"
                                                   OF THE FIRST PART
-AND-

          ARCHITEL SYSTEMS CORPORATION
          ----------------------------
          hereinafter called the "Tenant"
                                                   OF THE SECOND PART

          WHEREAS by a Lease dated the 24th day of August, 1994 (the "1ease") made between the Landlord, as Landlord, and the Tenant, as tenant, the Landlord leased to the Tenant 4,873 square feet (the "Leased Premises") in the building municipally known as 190 Attwell Drive, Etobicoke, Ontario, the Leased Premises being more particularly described in the Lease, for a term and on the terms and conditions more particularly set out in the Lease;

AND WHEREAS BY Indenture dated the 10th day of January, 1995 the Lease was amended to include an additional 4,574 square feet for a total of 9,447 square feet.

AND WHEREAS BY Indenture dated the 14th day of August, 1995 the Lease was amended to include an additional 4,067 square feet for a total of 13,514 square feet.

          AND WHEREAS the Landlord and Tenant have agreed to amend the Lease;

          NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of TEN ($10.00) DOLLARS now paid by each party to the other (the receipt and adequacy of which is hereby acknowledged) and other good and valuable consideration, the parties do hereby mutually agree each with the other as follows:

1. The Landlord does hereby lease unto the Tenant the Additional Space (as hereinafter defined) for a term to be concurrent with the term of the Lease.

2. From and after the 1st day of January 1996 to and including the end of the term of the Lease plus any renewals thereof, the premises demised under the Lease shall be deemed to include the area outlined in red (being approximately 6,851 square feet) on Schedule "I" attached hereto (the "Additional Space"), and from and after the 1st day of July 1996 to and including the end of the term of the Lease plus any renewals thereof, the premises demised under the Lease shall be deemed to include the area outlined in green (being approximately 6,663 square feet) on Schedule "I" attached XXXX the "Additional Space") and term "demised premises" as used herein and in the Lease shall be deemed to include the Additional Space and Schedule "B" attached to the Lease shall be deemed to be amended to include the Additional Space and all the terms, covenants, conditions and provisions in the Lease contained, as amended hereby, except as otherwise provided to the contrary herein, shall apply equally to the Additional Space as to the Leased Premises. The Tenant now has a total of 20,365 square feet as of January 1, 1996 and 27,028 square feet as of July 1, 1996.

3. Section 4 of the 2nd Lease Amending Agreement dated the 14th day of August 1995 is deleted in its entirety, and the following is inserted:

4. From and after the 1st day of January 1996 to January 31, 1996, the Tenant shall pay to the Landlord, the annual amount of FORTY FOUR THOUSAND ONE HUNDRED NINETY TWO 05/l00 ($44,192.05) DOLLARS payable in advance in equal consecutive monthly installments of THREE THOUSAND SIX HUNDRED EIGHTY TWO 67/100 ($3,682.67) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the XXXX June XXXX 6, the annual amount of SEVENTY FOUR THOUSAND SEVEN HUNDRED THIRTY NINE 55/100 ($74,739.55) DOLLARS payable in advance in equal consecutive monthly installments of SIX THOUSAND TWO HUNDRED TWENTY EIGHT 29/100($6,228.29) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of July, 1996 to January 31, 1998, the annual amount of NINETY NINE THOUSAND ONE HUNDRED NINETY TWO 76/100 ($99,192.76) DOLLARS payable in advance in equal consecutive monthly installments of EIGHT THOUSAND TWO HUNDRED SIXTY SIX 06/l0O ($8,266.06) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 1998 to January 31, 2000, the annual amount of ONE HUNDRED TWENTY SIX THOUSAND TWO HUNDRED TWENTY 76/100 ($126,220.76) DOLLARS payable in advance in equal consecutive monthly installments of TEN THOUSAND FIVE HUNDRED EIGHTEEN 39/100 ($10,518.39) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 2000 to January 31, 2005, the annual amount of ONE HUNDRED EIGHTY THOUSAND TWO HUNDRED SEVENTY SIX 76/100 ($180,276.76) DOLLARS payable in advance in equal consecutive monthly installments of FIFTEEN THOUSAND TWENTY THREE 06/100 ($15,023.06) DOLLARS each on the first day of each and every calendar month during the aforesaid period and the Lease shall be deemed to be amended accordingly.

5. Article 3 (Section 3.02) of the Lease is deleted entirely and should read as follows:
The aforesaid annual basic rent is calculated on the basis of the Gross Area of the Leased Premises being 20,365 square feet leased at a rate of $2.17 from January 1, 1996 to January 31, 1996, then $3.67 for the next five months from February 1, 1996 to June 30, 1996, then on the basis of the Gross Area of the Leased Premises being XXXX square feet leased at a rate of $3.67 from July 1, 1996 to January 31, 1998, $4.67 for the period February 1, 1998 to January 31, 2000, $6.67 for the period February 1, 2000 to January 31, 2005.

6.        Leasehold Improvement Allowance. The Landlord shall provide, at no
          --------------------------------
cost to the Tenant, the existing Leasehold Improvements in the Leased Premises including partitions, doors, carpets, plumbing, lighting, air conditioning, ceiling tiles in a satisfactory condition and electrical outlets. The Landlord shall provide the Tenant with a Five Dollar ($5.00) per square foot improvement allowance payable upon occupancy and signing of the Lease Amending Agreement by both the Tenant and the Landlord and commencement of the Term.

Notwithstanding anything in the Lease to the contrary, the Tenant shall be permitted to abandon all leasehold improvements, installations, alterations, partitions and fixtures installed by the Tenant with the consent of the Landlord without being obligated to remove same at the expiry or termination of the Lease or any renewal, save and except the exterior Building signage.

7. Article 17 (Section 17.07) of the Lease is deleted entirely and should read as follows:

Provided the Tenant is not in default of the Lease, the Tenant shall have the right to terminate this Lease after completion of the fifth (5th) year of the term provided twelve (12) months prior written notice has been given to the Landlord. The month prior to the termination date, the Tenant shall pay to the Landlord Seven ($7.00) Dollars per square foot as penalty for such early termination. The Tenant shall also have the right to terminate the lease at the end of the sixth, seventh, eighth and nine years under the same terms and conditions as above with the following penalties:
          End of year 6 - $6.00 per square foot
          End of year 7 - $4.50 per square foot
          End of year 8 - $3.00 per square foot
          End of year 9 - $1.50 per square foot.

8.        Parking. Article 17 (Section 17.06) and Section 8 of the 1st Lease
          -------
Amending Agreement are deleted in their entirety and replaced with the following:

The Landlord shall make available to the Tenant during the term of the XXXX non-exclusive outdoor shared parking based upon a ratio of 2.5 parking spaces per 1000 sq.ft. of Rentable Area leased at no cost to the Tenant and subject to all rules and regulations that govern the parking. In addition to the foregoing and provided the Tenant is not in default under the Terms of the Lease, the Landlord shall make available, an additional 33 parking spaces at no cost to the Tenant on a recallable basis by the Landlord. Said additional parking spaces shall be subject to availability at the Landlord's sole discretion and all or part of the 33 additional parking spaces may be recalled by the Landlord at any time upon 30 days prior written notice.

9.        Signage. Provided the Tenant is in occupation of and conducting
          --------
business in a minimum of two full floors (27,028 sq.ft.) of the Building and is not in default of any of the terms and conditions contained in the Lease, including without limitation, the payment of rent, the Tenant shall be entitled to non-exclusive Building standard exterior signage, provided that said signage shall be in a design, size, location and all other respects satisfactory to the Landlord and said signage shall be subject to all Municipal Governmental and local authorities prior written approval. It is agreed and understood that the Tenant shall, at its costs, obtain all necessary approvals and permits for the installation of said sign and that said sign shall be installed and maintained by the Tenant at its expense. The Tenant shall remove said sign at its expense, at the end of the Lease Term and make good any damage that may have been caused by the sign or its installation or removal.

10. The Tenant covenants and agrees to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and every further assurances as may be necessary, appropriate or prudent.

11. The parties hereto acknowledge, confirm and agree that in all other respects the terms of the Lease remain in full force and effect, unchanged and unmodified except in accordance with this Agreement.

12. Except as specifically stated in this Agreement any expression used in this Agreement has the same meaning as the corresponding expression used in the Lease.

13. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF the parties have hereunto affixed their corporate seals attested by the hands of their respective signing officers duly authorized in that behalf as of the day and year first above written.

                SUN LIFE ASSURANCE COMPANY OF CANADA

                PER:  /s/ S. J. LARSEN
                     -------------------------------
                     S. J. LARSEN
                     Director, Property Management

                PER:  /s/ F. W. CROCKETT
                     -------------------------------
                     F. W. CROCKETT
                     Director, XXXX

                ARCHITEL SYSTEMS CORPORATION

                PER:  /s/ XXXX
                    --------------------------------
                    Tenant - Title

                PER:________________________________
                    Tenant - Title

[FLOOR PLAN GRAPHIC APPEARS HERE]

LEASE XXXX AMENDING AGREEMENT                     XXXX Lease Amending Agreement
----------------------------

          THIS AGREEMENT made as of the 14th day of August, 1995.

BETWEEN:

          SUN LIFE ASSURANCE COMPANY OF CANADA
          ------------------------------------
          hereinafter called the "Landlord"
                                                     OF THE FIRST PART

-AND-

          ARCHITEL SYSTEMS CORPORATION
          ----------------------------
          hereinafter called the "Tenant"
                                                     OF THE SECOND PART

          WHEREAS by a Lease dated the 24th day of August, 1994 (the "lease") made between the Landlord, as Landlord, and the Tenant, as tenant, the Landlord leased to the Tenant 4,873 square feet (the "Leased Premises") in the building municipally known as 190 Attwell Drive, Etobicoke, Ontario, the Leased
Premises being more particularly described in the Lease, for a term and on the terms and conditions more particularly set out in the Lease;

AND WHEREAS BY Indenture dated the 10th day of January, 1995 the Lease was amended to include an additional 4,574 square feet for a total of 9,447 square feet.

          AND WHEREAS the Landlord and Tenant have agreed to amend the Lease;

          NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of TEN ($10.00) DOLLARS now paid by each party to the other (the receipt and adequacy of which is hereby acknowledged) and other good and valuable consideration, the parties do hereby mutually agree each with the other as follows:

1.        The Landlord does hereby lease unto the Tenant the Additional
Space (as hereinafter defined) for a term to be concurrent with the term of the Lease.

2. From and after the 1st day of October 1995 to and including the end of the term of the Lease plus any renewals thereof, the premises demised under the Lease shall be deemed to include the area outlined in red (being approximately 4,067 square feet) on Schedule "I" attached hereto (the "Additional Space") which area is contiguous to the Leased Premises and term "demised premises" as used herein and in the Lease shall be deemed to include the Additional Space and Schedule "B" attached to the Lease shall be deemed to be amended to include the Additional Space and all the terms, covenants, conditions and provisions in the Lease contained, as amended hereby, except as otherwise provided to the contrary herein, shall apply equally to the Additional Space as to the Leased Premises. The Tenant now has a total of 13,514 square feet.

3. Article 3 (Section 3.01) of the Lease and Section 3 & 4 of the Lease Amending Agreement dated January 10, 1995 are deleted in their entirety, and the following is inserted:

4. From and after the 1st day of October 1995 to January 31, 1996, the Tenant shall pay to the Landlord, the annual amount of THIRTY THOUSAND NINE HUNDRED FORTY SEVEN 06/100 ($30,947.06) DOLLARS payable in advance in equal consecutive monthly installments of TWO THOUSAND FIVE HUNDRED SEVENTY EIGHT 92/100 ($2,578.92) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 1996 to January 31, 1998, the annual amount of FIFTY ONE THOUSAND
TWO HUNDRED EIGHTEEN 06/100 ($51,218.06) DOLLARS payable in advance in equal consecutive monthly installments of FOUR THOUSAND TWO HUNDRED SIXTY EIGHT 17/100 ($4,268.17) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 1998 to January 31, 2000, the annual amount of SIXTY FOUR THOUSAND SEVEN HUNDRED THIRTY TWO 06/100 ($64,732.06)

DOLLARS payable in advance in equal consecutive monthly installments of FIVE THOUSAND THREE HUNDRED NINETY FOUR 33/100 ($5,394.33) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 2000 to January 31, 2005, the annual amount of NINETY ONE THOUSAND SEVEN HUNDRED SIXTY 06/lOO ($91,760.06) DOLLARS payable in advance in equal consecutive monthly installments of SEVEN THOUSAND SIX HUNDRED FORTY SIX 67/100 ($7,646.67) DOLLARS each on the first day of each and every calendar month during the aforesaid period, and the Lease shall be deemed to be amended accordingly.

5. Article 3 (Section 3.02) of the Lease is deleted entirely and should read as follows;
The aforesaid annual basic rent is calculated on the basis of the Gross
Area of the Leased Premises being 13,514 square feet leased at a rate of $2.29 from October 1, 1995 to January 31, 1996, then $3.79 for the next 2 years commencing February 1, 1996, $4.79 for the next 2 years commencing February 1, 1998 and $6.79 for the final 5 years commencing February 1, 2000.

6. The Tenant accepts the Premises "as is" and the Tenant acknowledges that it shall be responsible for the installation of its leasehold improvements in the Premises which improvements shall be subject to the Landlord's approval in accordance with the Lease.

The Landlord agrees to pay the Tenant the sum (the "Tenant Improvement Allowance") calculated by multiplying $5.00 by the area of the Additional Space (4,067 square feet). The Tenant Improvement Allowance shall become payable to the Tenant 30 days after all of the conditions (the "Improvement Allowance Conditions") referred to below have been met. The Tenant acknowledges that any payment to the Tenant shall be based upon evidence provided to the Landlord of actual costs incurred by the Tenant in painting and recarpeting the Additional Premises only. It is agreed and understood that the Tenant Improvement Allowance shall not exceed TWENTY THOUSAND THREE HUNDRED AND THIRTY FIVE 00/100 ($20, 335.00) DOLLARS.

The Improvement Allowance Conditions are as follows:
(a) The Tenant has produced evidence satisfactory to the Landlord that all accounts relating to the Tenant's work have been paid and that no construction lien has or may be claimed with respect thereto and that all relevant lien periods have expired.

7. Article 17 (Section 17.07) of the Lease is deleted entirely and should read as follows;

Provided the Tenant is not in default of the Lease, the Tenant shall have the right to terminate this Lease after completion of the fifth (5th) year of the term provided twelve (12) months prior written notice has been given to the Landlord. The month prior to the termination date, the Tenant shall pay to the Landlord Eleven ($11.00) Dollars, per square foot. The Tenant shall also have the right to terminate the lease at the end of the sixth, seventh, eighth and nine years under the same terms and conditions as above with the following penalties:
          End of year 6 - $8.80 per square foot
          End of year 7 - $6.60 per square foot
          End of year 8 - $4.40 per square foot
          End of year 9 - $2.20 per square foot.

8. The Tenant covenants and agrees to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and every further assurances as may be necessary, appropriate or prudent.

9. The parties hereto acknowledge, confirm and agree that in all other respects the terms of the Lease remain in full force and effect, unchanged and unmodified except in accordance with this Agreement.

10. Except as specifically stated in this Agreement any expression used in this Agreement has the same meaning as the corresponding expression used in the Lease.

11. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF the parties have hereunto affixed their corporate seals attested by the hands of their respective signing officers duly authorized in that behalf as of the day and year first above written.

                SUN LIFE ASSURANCE COMPANY OF CANADA

                PER: /s/ [ILLEGIBLE]^^
                    --------------------------------

                PER: /s/ [ILLEGIBLE]^^
                    --------------------------------

                ARCHITEL SYSTEMS CORPORATION

                PER: /s/ [ILLEGIBLE]^^
                    --------------------------------
                    Tenant - Title

                PER:________________________________
                    Tenant - Title

[FLOOR PLAN GRAPHIC APPEARS HERE]

                            LEASE AMENDING AGREEMENT
                            ------------------------

          THIS AGREEMENT made as of the 10th day of January, 1995.

BETWEEN:

          SUN LIFE ASSURANCE COMPANY OF CANADA
          ------------------------------------
          hereinafter called the "Landlord"
                                                     OF THE FIRST PART

-AND-

          ARCHITEL SYSTEMS CORPORATION
          ----------------------------
          hereinafter called the "Tenant"
                                                     OF THE SECOND PART

          WHEREAS by a Lease dated the 24th day of August, 1994 (the "lease") made between the Landlord, as Landlord, and the Tenant, as tenant, the Landlord leased to the Tenant 4,873 square feet (the "Leased Premises") in the building municipally known as 190 Attwell Drive, Etobicoke, Ontario, the Leased Premises being more particularly described in the Lease, for a term and on the terms and conditions more particularly set out in the Lease;

          AND WHEREAS the Landlord and Tenant have agreed to amend the Lease;

          NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of TEN ($10.00) DOLLARS now paid by each party to the other (the receipt and adequacy of which is hereby acknowledged) and other good and valuable consideration, the parties do hereby mutually agree each with the other as follows:

1. The Landlord does hereby lease unto the Tenant the Additional Space (as hereinafter defined) for a term to be concurrent with the term of the Lease.

2. From and after the 1st day or February, 1995 to, and including the end of the term of the Lease plus any renewals thereof, the premises demised under the Lease shall be deemed to include the area outlined in red (being approximately 4,574 square feet) on Schedule "I" attached hereto (the "Additional Space") which area is contiguous to the Leased Premises and term "demised premises" as used herein and in the Lease shall be deemed to include the Additional Space and Schedule "B" attached to the Lease shall be deemed to be amended to include the Additional Space and all the terms, covenants, conditions and provisions in the Lease contained as amended hereby, except as otherwise provided to the contrary herein, shall apply equally to the Additional Space as to the Leased Premises.

3. From and after the 1st day of February, 1995 to January 31, 1996, the Tenant shall pay to the Landlord, in addition to the rent and additional rent payable under the Lease, as rent under the Lease for the Additional Space, the annual amount of NINE THOUSAND ONE HUNDRED FORTY EIGHT ($9,148.00) DOLLARS payable in advance in equal consecutive monthly installments of SEVEN HUNDRED SIXTY TWO 33/100 ($762.33) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 1996 to January 31, 1998, the Tenant shall pay to the Landlord, in addition to the rent and additional rent payable under the Lease, as rent under the Lease for the Additional Space, the annual amount of SIXTEEN THOUSAND AND NINE ($16,009.00) DOLLARS payable in advance in equal consecutive monthly installments of ONE THOUSAND THREE HUNDRED THIRTY FOUR 08/lOO ($l,334.08) DOLLARS each on the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 1998 to January 31, 2000, the Tenant shall pay to the Landlord, in addition to the rent and additional rent payable under the Lease, as rent under the Lease for the Additional Space, the annual amount of TWENTY THOUSAND FIVE HUNDRED EIGHTY THREE ($20,583.00) DOLLARS payable in advance in equal consecutive monthly installments of ONE THOUSAND SEVEN HUNDRED FIFTEEN 25/100 ($1,715.25)
DOLLARS each on
the first day of each and every calendar month during the aforesaid period, from and after the 1st day of February, 2000 to January 31, 2005, the Tenant shall pay to the Landlord, in addition to the rent and additional rent payable under the Lease, as rent under the Lease for the Additional Space, the annual amount of TWENTY NINE THOUSAND SEVEN HUNDRED THIRTY ONE ($29,731.00) DOLLARS payable in advance in equal consecutive monthly installments of TWO THOUSAND FOUR HUNDRED SEVENTY SEVEN 58/100 ($2,477.58) DOLLARS each on the first day of each and every calendar month during the aforesaid period, and the Lease shall be deemed to be amended accordingly.

4. Notwithstanding the Lease commencement date of February 1, 1995 the Tenant shall not be obliged to pay basic rent for the period February 1, 1995 to November 30, 1996. This free rent applies to the additional space (4,574 sq.ft) only. The Tenant shall be responsible for the payment of additional rent throughout the entire lease term.

5. The Landlord agrees to paint and carpet using a standard 28 oz. carpet the additional space of 4,574 square feet.

6. The Landlord, at its expense, shall replace and/or clean existing ceiling tiles in the existing space and the additional space to ensure a clean, uniform ceiling is provided. The Landlord shall ensure that any furniture and equipment in place is covered during this procedure.

7. The Landlord shall, at its expense, construct and/or demolish all walls necessary to demise the new premises.

8. The Landlord shall provide to the Tenant an additional fifteen (15) unreserved parking stalls free of charge for the term of the Lease.

9. The Tenant covenants and agrees to do, execute, acknowledge and deliver of cause to be done, executed, acknowledged and delivered all and every further assurances as may be necessary, appropriate or prudent.

10. The parties hereto acknowledge, confirm and agree that in all other respects the terms of the Lease remain in full force and effect, unchanged and unmodified except in accordance with this Agreement.

11. Except as specifically stated in this Agreement any expression used in this Agreement has the same meaning as the corresponding expression used in the Lease.

12. This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

          IN WITNESS WHEREOF the parties have hereunto affixed their corporate seals attested by the hands of their respective signing officers duly authorized in that behalf as of the day and year first above written.

                SUN LIFE ASSURANCE COMPANY OF CANADA

                PER: /s/ S. J. Larsen
                     -------------------------------
                     S. J. Larsen
                     Property Management Officer

                PER: /s/ F. W. Crockett
                     -------------------------------
                     F. W. Crockett
                     Property Management Officer

                ARCHITEL SYSTEMS CORPORATION

                PER: /s/ [ILLEGIBLE]^^
                     --------------------------------
                     Tenant - Title

                PER: ________________________________
                     Tenant - Title

[FLOOR PLAN GRAPHIC APPEARS HERE]

                                     LEASE

                                    BETWEEN

                     SUN LIFE ASSURANCE COMPANY OF CANADA

                                    LANDLORD

                                      AND

                        ARCHITEL SYSTEMS CORPORATION

                                    TENANT

                               TABLE OF CONTENTS

ARTICLE 1 -  PREMISES

   1.01      Premises.....................................   1

ARTICLE 2 -  TERM

   2.01      Term.........................................   1
   2.02      Possession...................................   1
   2.03      Inability to Deliver Possession..............   1
   2.04      Relocation of Leased Premises................   1

ARTICLE 3 -  RENT

   3.01      Rent.........................................   1
   3.02      Basis of Determining Rent....................   1
   3.03      Apportionment of Annual Basic Rent
             and Common Cost Escalation...................   2

ARTICLE 4 -  TENANT'S COVENANTS

   4.01      Occupancy ...................................   2
   4.02      Rent.........................................   2
   4.03      Permitted Use................................   2
   4.04      Waste and Nuisance...........................   2
   4.05      Floor Loads..................................   2
   4 06      Insurance Risks..............................   2
   4.07      Noxious Fumes/Odours.........................   2
   4 08      Condition....................................   2
   4.09      By-Laws......................................   2
   4.10      Rules and Regulations........................   2
   4.11      Surrender, Overholding.......................   3
   4.12      Signs and Directory..........................   3
   4.13      Inspection and Access........................   3
   4.14      Exhibiting Premises..........................   3
   4.15      Name of Building.............................   3
   4.16      Acceptance of Leased Premises................   3

ARTICLE 5 -  LANDLORD'S COVENANTS

   5.01      Quiet Enjoyment .............................   3
   5.02      Interior Climate Control.....................   3
   5.03      E1evators....................................   3
   5.04      Entrances, Lobbies, Etc......................   4
   5.05      Washrooms....................................   4
   5.06      Janitor Services.............................   4

ARTICLE 6 -  REPAIR AND DAMAGE AND DESTRUCTION

   6.01      Landlord's Repairs...........................   4
   6.02      Tenant's Repairs.............................   4
   6.03      Abatement and Termination....................   4

ARTICLE 7 -  TAXES AND OPERATING COSTS

   7.01      Landlord's Tax Obligations...................   5
   7.02      Business Taxes and Common Costs Esc..........   5
   7.03      Payment of Common Costs Escalation...........   5
   7.04      Postponement Etc., of Taxes..................   6
   7.05      Receipts, Etc................................   6

ARTICLE 8 -  UTILITIES AND ADDITIONAL SERVICES

   8.01      Water, Telephone and Electricity.............   6
   8.02      Utilities....................................   6
   8.03      Electricity..................................   6
   8.04      Excess Use...................................   6
   8.05      Lamps........................................   7
   8.06      Additional Services..........................   7

ARTICLE 9 -  LICENSES, ASSIGNMENTS AND SUBLETTINGS

   9.01      Assignments and Sublettings

ARTICLE 10 - FIXTURES AND IMPROVEMENTS

   10.01     Installation of Fixtures                     XXXX
             Improvements.................................   8
   10.02     Liens and Encumbrances on Fixtures
             and Improvements.............................   8
   10.03     Tenant's Goods...............................   8
   10.04     Removal of Fixtures & Improvements...........   9

ARTICLE 11 - INSURANCE AND LIABILITY

   11.01     Tenant's Insurance...........................   9
   11.02     Limitation of Landlord's Liability...........   9
   11.03     Indemnity of Landlord........................  10

ARTICLE 12 - SUBORDINATION, ATTORNMENT, REGISTRATION
             AND CERTIFICATES

   12.01     Subordination and Attornment.................  10
   12.02     Registration.................................  10
   12.03     Certificates.................................  10

ARTICLE 13 - REMEDIES OF LANDLORD AND TENANT'S
             DEFAULT

   13.01     Remedying by Landlord, Non-Payment
             and Interest.................................  10
   13.02     Remedies Cumulative..........................  11
   13.03     Right of Re-entry on Termination.............  11
   13.04     Re-entry and Termination.....................  11
   13.05     Rights on Re-entry...........................  11
   13.06     Payment of Rent, Etc.,
             on Termination...............................  11

ARTICLE 14 - EVENTS TERMINATING LEASE

   14.01     Cancellation of Insurance....................  11
   14.02     Default......................................  11

ARTICLE 15 - MISCELLANEOUS

   15.01     Notices......................................  12
   l5.02     Entire Agreement.............................  12
   15.03     Area Determination...........................  12
   15.04     Successors and Assigns
             Interpretation...............................  12
   15.05     Force Majeure................................  13
   15.06     Waiver.......................................  13
   15.07     Governing Law, Covenants,
             Severability.................................  13
   15.08     Headings, Captions...........................  13
   15.09     Expropriation................................  13
   15.10     Arbitration..................................  13

ARTICLE 16 - DEFINITIONS

   16.01     Definitions..................................  13

ARTICLE 17 - SPECIAL PROVISIONS...........................  16

ARTICLE 18 - ACCEPTANCE...................................  17

SCHEDULE "A" - LEGAL DESCRIPTION OF LAND
SCHEDULE "B" - PLAN OF LEASED PREMISES
SCHEDULE "C" - RULES AND REGULATIONS

THIS LEASE made the 24th day of August, 1994,

BETWEEN:

SUN LIFE ASSURANCE COMPANY OF CANADA, a body corporate incorporated under the laws of Canada (hereinafter called the "Landlord")
                               OF THE FIRST PART,

-and-

ARCHITEL SYSTEMS CORPORATION
(hereinafter called the "Tenant")                    OF THE SECOND PART,

          WHEREAS the Landlord is registered as owner, subject to such encumbrances, [Uncleared Text] and interests as are notified by memorandum underwritten (or endorsed hereon) of that certain parcel of land municipally described as 190 Attwell Drive and situated in the City of Etobicoke, in the Province of Criteria and more particularly described in Schedule "A" attached hereto (hereinafter called the "Land") upon which Land is situated an office building and related improvements (the said office building and all other fixed improvements now or hereafter on the Land being hereinafter referred to as the "Building"): and,

          WHEREAS the Tenant has agreed to loose space in the Building which will comprise the area more particularly hereinafter not forth for the term and at the rental and subject to the terms, covenants, conditions and agreements hereinafter contained; and,

          WHEREAS in this Lease certain expressions have the defined meanings set out in Article 16 hereof;

WITNESSETH THAT

                                    ARTICLE 1
                                    PREMISES

Premises

1.01 In consideration of the rents, covenants, agreements and conditions hereinafter reserved and contained on the part of the Tenant to be respectively paid, kept, observed and performed, the Landlord hereby demises and leases unto the Tenant these certain premises situate on the 2nd floor(s) of the Building containing a rentable area of 4,430 square feet as shown outlined in red on the floor plan hereto annexed as Schedule [Uncleared Text] (hereinafter referred to as the "Leased Premises") which Leased premises shall have for purpose hereinafter set out a Gross Area of 4,873 square feet and the rentable area and gross area of the Leased Premises shall be measured as provided in Sub-sections 16.01(g),(h) and (j) hereof.

                                    ARTICLE 2
                                      TERM

Term

2.01 TO HAVE AND TO HOLD the Leased Premises for a term of One Hundred twenty (120) months commencing on the 1st day of February, 1995, (hereinafter referred to as the "commencement date") and to be fully completed and ended on the 31st day of January, 2005.

Possession

2.02 It is expressly understood and agreed between the Landlord and the Tenant that, should all of the Leased Premises not be ready for occupancy by the Tenant on the commencement date, the Term of this lease shall nonetheless commence on the commencement date and this Lease shall remain in full force and effect and subject as hereinafter provided the Tenant shall take possession of the Leased Premises when all of the said Leased Premises are ready for occupancy (or in the opinion of the Landlord's Architect would have been ready for occupancy except for the fault of the Tenant). The Tenant shall be obligated to pay rent for the Leased Premises as and from the date that all of the Leased Premises are ready for occupancy. If such date shall occur on a day other than the first day of a month, the basic rent and electrical charges for such month shall be payable only for the proportionate part (being the balance of the month commencing on the date the Leased Premises are ready for occupancy) and the full monthly installments payable under the within Lease shall commence and be payable as of and from the first day of the month next following the date when the Leased Premises are ready for occupancy.

Inability to Deliver Possession

2.03 The Landlord shall not be liable for loss, injury, damage or inconvenience which the Tenant may sustain by reason of the inability of the Landlord to deliver the Leased Premises ready for occupancy the commencement date.

Relocation of Leased Premises

2.04 The Tenant agrees that notwithstanding anything herein contained, the Landlord shall have the right at any time and from time to time, to change the location of the Leased Premises as set forth in Article 1 hereof and Schedule [Uncleared Text] attached hereto to comparable premises in the Building. Notwithstanding the above, the Landlord shall provide the Tenant with ninety (90) days notice of its intent to relocate the Tenant. The Landlord shall, at its expense, construct the new
Premises to the same standards as the original premises, and pay to the Tenant all reasonable expenses associated with the relocation.

                                    ARTICLE 3
                                      RENT

Rent

3.01 YIELDING AND PAYING THEREFOR unto the Landlord, at the Landlord's office in the City of Toronto (or such other persons at such other places as the Landlord may from time to time in writing designate), subject to adjustment as hereinafter provided, in lawful money of Canada, the annual basic rent for the period February 1, 1995 to January 31, 1996 of NINE THOUSAND SEVEN HUNDRED FORTY SIX DOLLARS ($9,746.00) payable without deduction by equal consecutive monthly installments of EIGHT HUNDRED AND TWELVE 17/100 DOLLARS ($812.17), and for the period February 1, 1996 to January 31, 1998 of SEVENTEEN THOUSAND AND FIFTY FIVE 50/100 DOLLARS ($17,055.50) payable without deduction by equal consecutive monthly installments of ONE THOUSAND FOUR HUNDRED TWENTY ONE 29/100 DOLLARS ($1,421.29), and for the period February 1, 1998 to January 31, 2000 of TWENTY ONE THOUSAND NINE HUNDRED TWENTY EIGHT 50/100 DOLLARS ($21,928.50) payable without deduction by equal consecutive monthly installments of ONE THOUSAND EIGHT HUNDRED TWENTY SEVEN 38/100 DOLLARS ($1,827.38), and for the period February 1, 2000 to January 31, 2005 of THIRTY ONE THOUSAND SIX HUNDRED SEVENTY FOUR 50/100 DOLLARS ($31,674.50) payable without deduction by equal consecutive monthly installments of TWO THOUSAND SIX HUNDRED THIRTY NINE 54/100 DOLLARS ($2,639.54) in advance on the first day of each and every month during the Term, the first installment to be paid on the commencement date or on such other date as may be determined pursuant to
Article 2 hereof.

Basis of Determining Rent

3.02 The aforesaid annual basic rent is calculated on the basis of the Gross Area of the Leased Premises being 4,873 square feet Leased at a rate of $2.00 for the 1st year, $3.50 for years 2 & 3, $4.50 for years 4 & 5 and $6.50 for years 6 to 10 for each square foot of Gross Area. The said annual basic rent shall be adjusted in the event that the Gross Area of the Leased Premises shall differ from the Gross Area stated above. In the event of a dispute the determination of the Gross Area by the Landlord's Architect shall be conclusive and binding on the parties hereto.

Apportionment of Annual Basic Rent and Common Cost Escalation

3.03 Annual basic rent and Common Costs Escalation are considered to accrue from day to day, and where it becomes necessary to calculate annual basic rent or Common Costs Escalation for an irregular period of less than twelve calendar months or an instalment of annual basic rent or Common Costs Escalation for a for a period of less than one calendar month, an appropriate apportionment and adjustment will be made on a per XXXX basis.

                                    ARTICLE 4
                               TENANT'S COVENANTS

          The Tenant covenants with the Landlord as follows:

Occupancy

4.01 To occupy the Leased Premises on the date the Leased Premises are ready for occupancy, subject to the terms hereof.

Rent

4.02 To pay the rent hereby reserved promptly on the days and at the times and in the manner herein mentioned, without demand or deduction.

Permitted Use

4.03 To use the Leased Premises only for general office purposes and such normal and lawful business duties and functions of a general office that will not unreasonably interfere with normal use of a first-class high rise office building; and not to use or permit to be used the Leased Premises or any part thereof for any other purpose or business and, more particularly, but without limiting the generality of the last mentioned provision, not to use or permit to be used the Leased Premises or any part thereof for any business which is that of a bank, treasury branch, credit union, trust or acceptance or loan company or any other organization engaged in the business of accepting money on deposit, or any similar banking business (excluding insurance, stock brokers or investment dealers), nor use nor permit the use of any part of the Leased Premises for the purpose of installation or operation of any electronic or mechanical equipment, devices or machines by which any banking transaction, operation or function may be available to the public, nor use or permit the use of any part of the Leased Premises for or as a restaurant, cafeteria, lunch counter, food dispensary, snack bar or other food services operation.

Waste and Nuisance

4.04 Not to commit or permit any waste or injury to the Leased Premises including the Leased old improvements and trade fixtures therein, any overloading of the floors thereof, any nuisance therein or any use or manner of use causing annoyance to other tenants and occupants of the building and not to use or permit to be used any part of the Leased Premises for any dangerous, noxious or offensive trade or business; and not to place any objects on or otherwise howsoever obstruct the heating or air conditioning vents within the Leased Premises.

Floor Loads

4.05 That the Tenant shall not place a load upon any portion of any floor of the Leased Premises which exceeds the floor load which the area of such floor being loaded was designed to carry having regard to the loading of adjacent areas and that which is allowed by law. The Landlord reserves the right to prescribe the weight and position of all safes and heavy installations which the Tenant wishes to place in the Leased Premises, so as to distribute properly the weight thereof and the Tenant shall pay for all costs incurred by the Landlord and the Landlord's Architect in making such assessment.

Insurance Risks

4.06 Not to do, omit to do or permit to be done or omitted to be done upon the Leased Premises anything which would cause the Landlord's coat of insurance (whether fire or liability) to be increased (end, without waiving the foregoing prohibition the Landlord may demand, and the Tenant shall pay to the Landlord upon demand, the amount of any such increase of cost caused by anything so done or omitted or permitted to be done or omitted) or which would cause any policy of insurance to be subject to cancellation or refusal of placement or renewal.

Noxious Fumes/Odours

4.07 The Tenant shall so use the Leased Premises that noxious or objectionable fumes, vapors and odours will not occur beyond the extent to which they are discharged or eliminated by means of the flues and other devices provided in the building by the Landlord and shall prevent any such noxious or objectionable fumes, vapors and odours from entering into the air conditioning or being discharged into other vents or flues of the Building or annoying any of the tenants in the Building. Any discharge of fumes, vapors and odours shall be permitted only during such period or periods, to such extent, in such conditions and in such manner as is directed by the Landlord from time to time.

Condition

4.08 Not to permit the Leased Premises to become untidy, unsightly, offensive or hazardous or permit unreasonable quantities of waste or refuse to accumulate therein, and at the end of each business day to leave the Leased Premises in a condition such as reasonably to facilitate the performance of the Landlord's janitor and cleaning services referred to in Section 5.06.

By-laws

4.09 To comply at its own expense with all municipal, federal, provincial, sanitary, fire, building and safety statues, laws, by-laws, regulations, ordinances, orders and requirements pertaining to the operation and use of the Leased Premises, the condition of the Leasehold Improvements, trade fixtures, furniture and equipment installed by the Tenant therein and the making by the Tenant of any repairs, changes or improvements therein or any other matter pertaining to the Leased Premises or the Tenant as well as all rules and regulations of the Canadian Board of Fire Underwriters, or any successor body and with the requirements of all insurance companies having policies of any kind whatsoever in effect covering the Building which are communicated to the Tenant.

Rules and Regulations

4.10 To observe, and to cause its employees, invitees and all others over whom the tenant can reasonably be expected to exercise control to observe the Rules and Regulations attached as Schedule "C" hereto, and such further and other reasonable Rules and Regulations and amendments and changes therein as may hereafter be made by the Landlord of which notice in writing shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated into and form part of this Lease. For the enforcement of such Rules and Regulations, the Landlord shall have available to it all remedies in this Lease provided for a breach thereof and all legal remedies whether or not provided for in this Lease, both a Law and in equity. The Landlord shall not be responsible or liable to the Tenant for the non-observance or violation by any other tenant of any such Rules and Regulations or the non-enforcement as against other tenants of such Rules and Regulations or any loss or damage arising out of the same, and all Rules and Regulations shall be applied uniformly to all Tenants.

Surrender, Overholding

4.11 That upon the expiration or other termination of the Term of this Lease, the Tenant shall quit and surrender the Leased Premises in vacant and clean possession and in good order, repair, decoration, and condition (subject to the provisions of Sub-section 6.02 (a) hereof) and shall remove all its property therefrom, except as otherwise provided in this Lease. The Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease. If the Tenant shall continue to occupy the Leased Premises after the expiration of this Lease without further written agreement and without objection by the Landlord, the Tenant shall be a month-to-month tenant at double the annual basic rent and (except as to length of tenancy) on and subject to the provisions and conditions herein set out including the payment of electrical charges and Common Costs Escalation.

Signs and Directory

4.12 Not to paint, display, inscribe, place or affix any sign, symbol, notice or lettering of any kind anywhere outside the Leased Premises (whether on the outside or inside of the Building) or within the Leased Premises so as to be viable from the outside of the Leased Premises, with the exception only of an identification sign at or near the entrance of the Leased Premises and a directory listing in the main lobby of the Building. In each case containing only the name of the Tenant and such other names as the Landlord may permit, and to be subject to the approval of the Landlord as to design, size, location and content. Such identification sign and directory listing shall be installed at the expense of the Tenant, and the Landlord reserves the right to install them as an Additional Service.

Inspection and Access

4.13 That the Landlord shall be permitted at any time and from time to time to enter and to have its authorized agents, employees and contractors enter the Leased Premises for the purpose of Inspection, window cleaning, maintenance, providing janitor services, making repairs, alterations or improvements to the Leased Premises, adjoining premises or the Building, or to have access to or make changes in utilities and services (including underfloor and overhead ducts, air conditioning, heating, plumbing, electrical and telephone facilities and access panels, all of which the Tenant agrees not to obstruct) or to determine the electric light and power consumption by the Tenant in the Leased Premises and the Tenant shall provide free and unhampered access for such purposes, and shall not be entitled to compensation for any inconvenience, nuisance and discomfort or loss caused thereby, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

Exhibiting Premises

4.14 That the Landlord or its agents may enter and exhibit the Leased Premises to active tenants or purchasers of the sold Land or the Leased Premises during Normal Business Hours during the Term hereof, and place upon the Leased Premises a notice, of reasonable dimensions and reasonably placed, stating that said Land or the Leased Premises are for sale or to let which notice the Tenant shall not remove or obscure or permit to be removed or obscured, but the Landlord in exercising its rights hereunder shall proceed to the extent reasonably possible so as to minimize interference with the Tenant's use and enjoyment of the Leased Premises.

Name of Building

4.15 Not to refer to the Building by any name other than that designated from time to time by the Landlord, nor to use such name for any purpose other than that of the business address of the Tenant.

Acceptance of Leased Premises

4.16 That the Tenant shall be deemed to have examined the Leased Premises before taking possession and the taking of possession shall be conclusive evidence as against the Tenant that at the time thereof the Leased Premises were in good order and satisfactory condition and that all alterations, remodelling, decorating and installation of equipment and fixtures required to be done by the Landlord have been satisfactorily completed save only for such deficiencies of which notice shall have been given to the Landlord within fifteen (15) days after the taking of possession. Any dispute as to any aspects of the Landlord's work or completion or adequacy of the Building, the Leased Premises or any part thereof shall be determined by the Landlord's Architect.

                                   ARTICLE 5
                             LANDLORD'S COVENANTS

              The Landlord covenants with the Tenant as follows:

Quiet Enjoyment

5.01 That the Tenant paying the rent hereby reserved at the times and in the manner aforesaid and observing and performing each and every of the covenants, conditions, restrictions and stipulations by the Tenant to be observed or performed shall and may peaceably and quietly possess and enjoy the Leased Premises for the Term hereby granted without any interruption from the Landlord or any other person lawfully claiming by, through, or under it.

Interior Climate Control

5.02 To maintain in the Leased Premises during Normal Business Hours, and to the extent permitted by law by means of a heating and cooling system, conditions of reasonable temperature and comfort in accordance with good standards of interior climate control generally pertaining at the date of this Lease applicable to normal occupancy of the said premises, but the Landlord shall have no responsibility for any inadequacy of performance of the said system if the Leased Premises depart from the design criteria for such system as determined by the Landlord's Architect. If the use of the Leased Premises does not accord with the said design criteria and changes in the system are feasible and desirable to accommodate such use, the Landlord may make such changes and the entire expense of such changes will be paid by the Tenant. Notwithstanding the above, the Landlord acknowledges that, at the commencement of the Lease, the layout conforms with acceptable design criteria.

Elevators

5.03 Subject to the supervision of the Landlord and except when repairs are being made thereto, to furnish for use by the Tenant and its employees and invitees in common with other persons entitled thereto passenger elevator service (operatorless automatic elevator service, if used, shall be deemed "elevator service'' within the meaning of this Section) to the floor on which the Leased Premises or portions thereof are located, and to furnish for the use of the Tenant in common with others entitled thereto at reasonable intervals and at such hours as the Landlord may select, elevator service for the carriage of furniture, equipment, deliveries and supplies, provided however, that if the elevators shall become inoperative or shall be damaged or destroyed the Landlord shall have a reasonable time within which to repair such damage or replace such elevator and the Landlord shall repair or replace the same as soon as reasonably possible, but shall in no event be liable for indirect or consequential damages or other damages for personal discomfort or illness during such period of repair or replacement.

Entrances, Lobbies, etc.

5.04 To permit the Tenant and its employees and invitees to have the use during Normal Business Hours in common with others entitled thereto of the common entrances, lobbies, stairways ad corridors of the Building giving access to the Leased Premises (subject to the Rules and Regulations referred to in Section 4.10 and such other reasonable limitations as the Landlord may from time to time impose) provided that notwithstanding the foregoing the Landlord reserves the right to restrict for security purposes the method of access on Saturdays even during Normal Business Hours; and to permit access to the Leased Premises outside of Normal Business Hours by the Tenant and its authorized employees subject to such reasonable restrictions for security purposes as the Landlord may impose.

Washrooms

5.05 To permit the Tenant and its employees and invitees in common with others entitled thereto to use the washrooms in the Building on the floor or floors on which the Leased Premises are situate and to provide in such washrooms washroom supplies to a standard consistent with normal standards.

Janitor Services

5.06 To provide cleaning and janitorial services, including window cleaning, to a standard and with services consistent with normal standards from time to time for similar buildings in similar locations in the city in which the Building is situate, provided that the Tenant shall at the end of each business day leave the Leased Premises in a reasonably tidy condition. With the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act or omission on the part of the person or persons, firm or corporation employed to perform such work, and such work shall be done at the Landlord's direction, without interference by the Tenant, its servants, agents or employees.

                                   ARTICLE 6
                       REPAIR AND DAMAGE AND DESTRUCTION

The Landlord and Tenant further covenants and agree as follows:

Landlord's Repairs

6.01 The Landlord covenants with the Tenant, subject to Sub-section 6.03(b) and Section 11.02 hereof and except for reasonable wear and tear, to keep in a good and substantial state of repair the exterior walls, roof, foundations, and bearing structure of the Building and the pipes, heating and air conditioning, plumbing and electrical wires installed by the Landlord.

Tenant's Repairs

6.02                      The Tenant covenants with the Landlord:

                          (a) subject to sub-section 6.03(b) and except for reasonable wear and tear and insured Damage, except where the latter is caused by the Tenant, its agents, employees, invitees or Licensees, to keep in good and substantial state of repair and decoration, including repainting and cleaning of drapes and carpets at reasonable intervals as needed, the Leased Premises including all Leasehold improvements and all trade fixtures therein and all glass therein other than (subject to sub-section 6.02(d) hereof) perimeter windows on floors above the Ground Floor of the Building:

                          (b) that the Landlord may from time to time enter and view the state of repair, and that the Tenant will repair according to notice in writing:

                          (c) that if any part of the Building including without limitation, the structure or the structural elements of the Building, or the systems for interior climate control or for the provision of utilities or services get out of repair, or become damaged or destroyed through the negligence or misuse of the Tenant or of its employees, invitees or others over whom the Tenant can reasonably be expected to exercise control, the expense of repairs or replacements thereto necessitated thereby shall be paid by the Tenant:

                          (d) that the Tenant shall during the continuence of this Lease and at its expense repair and replace with as good quality and size any glass broken on the Leased Premises, and such obligation shall include outside windows and doors on the perimeter of the Leased Premises whenever such glass shall be broken by the Tenant, its servants, employees, agents or invitees; and

                          (e) that the Tenant will notify the Landlord immediately upon the Tenant becoming aware of any defect in the Leased Premises or of any other condition which may cause damage to the Leased Premises or the Building.

Abatement and Termination

6.03 It is agreed between the Landlord and the Tenant that:

                 (a)    (i)       In the event of partial destruction (as
                                  hereinafter defined) of the Leased premises by fire, the elements or other cause or casualty, then in such event, if the destruction is such, in the opinion of the Landlord's Architect, that the Leased
                                  Premises cannot be used for the Tenant's business until repaired, the rent shall abate until the repair has been made. If the destruction is such that, in the opinion of the Landlord's Architect, the Leased Premises may be partially used for the Tenant's business while the repairs are being made, then the rent shall abate in the proportion that the part of the Leased Premises rendered unusable bears to the whole of the Leased
                                  Premises, PROVIDED ALWAYS that if the part rendered unusable exceeds one-half (1/2) of the area of the Leased Premises there shall be a total abatement of rent until the repairs have been made unless the Tenant, with the permission of the Landlord, in fact uses the undamaged part, in which case the Tenant shall pay proportionate rent for the part so used (being annual basic rent, electrical charges and Common Costs
                                  Escalation, bearing the same proportion to the annual basic rent, electrical charges and Common Costs Escalation for the whole of the Leased Premises as the area in square feet of the part of the Leased Premises being used bears to the Rentable Area of the Leased
                                  Premises). "Partial destruction'' shall mean any damage to the Leased Premises less than total destruction, but which renders all or any part of the Leased Premises temporarily unfit for use by the Tenant for the Tenant's business. A certificate of the Landlord's
                                  Architect as to whether the whole or a part of the Leased Premises is rendered unusable, and certifying the extent of the part rendered unusable, shall be binding and conclusive upon both Landlord and Tenant for the purposes hereof. Provided that if the partial destruction is repaired within fifteen (15) days after the date of destruction, there shall be no abatement of rent.

                (ii) In the event of partial destruction (as hereinbefore defined) the Landlord shall repair and

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                                       5

                           restore the Leased Premises according to the nature of the damage with all reasonable diligence, except for improvements installed by the Tenant which the Tenant shall repair and restore, in both cases, to substantially the condition the same were in immediately before such destruction occurred, but to the extent that any part of the Leased Premises is not reasonably capable of use by reason of damage which the Tenant is obligated to repair hereunder, any abatement of rent to which the Tenant is otherwise entitled hereunder shall not extend later than the time by which, in the reasonable opinion of the Landlord, repairs by the Tenant ought to have been completed with reasonable diligence. Provided however that the Tenant shall pay for the cost of the repair and restoration of all destruction which is attributable to the wilful act or neglect of the Tenant, its servants or agents and in such a case, notwithstanding anything herein otherwise contained, there shall be no abatement of rent.

                 (b)     (i)      In the event of the total destruction (as
                                  hereinafter defined) of the Leased Premises by fire, the elements or other cause or casualty, then in such event this Lease shall terminate with effect from the date when such destruction occurs. Thereupon the Tenant shall immediately surrender the Leased
                                  Premises and all its interest therein to the Landlord and the Tenant shall pay rent only to the time of such destruction, and the Landlord may re-enter and repossess the Leased Premises discharged of this Lease.
                                  Upon such termination the Tenant shall remain liable to the Landlord for all sums accrued due to the Landlord pursuant to the terms hereof to the date of such destruction.
                                  "Total destruction'' shall mean such damage to the Leased Premises that renders same unfit for use by the Tenant for the Tenant's business and which cannot reasonably be repaired within six (6) months of the date of the destruction to the state wherein the Tenant could use substantially all of the Leased Premises for its business. A certificate of the Landlord's Architect certifying that "total destruction'' has occurred shall be binding and conclusive upon both Landlord and Tenant for the purposes hereof.

                         (ii) Notwithstanding the foregoing provisions concerning total or partial destruction of the Leased Premises, in the event of total or partial destruction of the Building of which the Leased Premises form a part (and whether or not the Leased Premises are destroyed) to such a material extent or of such a nature that in the opinion of the Landlord the Building must be or should be totally or partially demolished, whether to be re-constructed in whole or in part or not, then the Landlord may, at its option (to be exercised within sixty (60) days from the date of destruction) give notice to the Tenant that this Lease is terminated with effect from the date stated in the notice. If the Tenant is able effectively to use the Leased Premises after the destruction, such date shall be not less than thirty (30) days from the date of the notice. If the Tenant is unable effectively to use the Leased Premises after the destruction, the date given in the notice shall be the date of destruction. Upon such termination, the Tenant shall immediately surrender the Leased Premises and all its interest therein to the Landlord and the rent shall abate and be apportioned to the date of termination and the Tenant shall remain liable to the Landlord for all sums accrued due pursuant to the terms hereof to the date of termination. The Landlord's Architect shall determine whether the Leased Premises can or cannot be effectively used by the Tenant and his certificate thereon shall be binding and conclusive upon both Landlord and Tenant for the purposes hereof.

                         (iii) In none of the cases aforesaid shall the Tenant have any claim upon the Landlord for any damages sustained by it nor shall the Landlord be obligated to rebuild the Building or any part thereof in accordance with the original plans and specifications therefor. No damages, compensation or claim whatsoever shall be payable by the Landlord for inconvenience, loss of business or annoyance or other loss or damage whatsoever arising from the occurrence of any such damage or destruction of the Leased Premises or of the Building and\or the repair or restoration thereof.

                                  ARTICLE 7
                           TAXES AND OPERATING COSTS

            The Landlord and the Tenant further covenant and agree:

Landlord's Tax Obligations

7.01 The Landlord covenants with the Tenant subject to the provisions of Sections 7.02 and 7.03 to pay promptly when due to the taxing authority or authorities having jurisdiction, all Taxes (as defined in Section
16.01 hereof).

Business Taxes and Common Costs Escalations

7.02                       The Tenant covenants with the Landlord:

                           (a) to pay when due all business taxes, business licence fees, and other taxes, rates duties or charges levied or assessed by lawful authority in respect of the use or occupancy of the Leased Premises by the Tenant, the business or businesses carried on therein, or the equipment, machinery or fixtures brought therein by or belonging to the Tenant, or anyone occupying the Leased Premises with the Tenant's consent, and to pay to the Landlord upon demand the portion of any tax, rate, duty or charge levied or assessed upon the Land and building that is attributable to any equipment, machinery or fixtures on the Leased Premises which are not the property of the Landlord.

                           (b) to pay to the Landlord in the manner specified in Section 7.03 as additional rent any Common Costs Escalation.

                           (c) to reimburse the Landlord throughout the term and at the times and in the manner specified by the Landlord from time to time, the full amount of any tax, sales tax, goods and services tax, value added tax, multi-stage sales tax, business transfer tax or any other similar tax levied, rated, charged, imposed or assessed in respect of the rent, additional rent or any other amounts payable pursuant to this Lease or in respect of the space demised under this Lease''.

Payment of Common Costs

7.03                       (a)    After the commencement of the Term of this
                                  Lease and prior to the commencement of each calendar year thereafter which commence during the Term the Landlord shall

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                                       6

Escalation

                                  estimate the Common Costs Escalation for the ensuing calendar year or (if applicable) broken portion thereof, as the case may be, to become payable under Section 7.02, and notify the Tenant in writing of such estimate. The amount so estimated (which amount may be re-estimated from time to time during the calendar year) shall be payable in equal monthly installments in advance over the calendar year or broken portion of the calendar year in question, each such installment being payable on each monthly rental payment date provided in Article 3 hereof.

                           (b) When the Common Costs for the calendar year or broken portion of the calendar year in question become finally determined the Landlord shall recalculate the Common costs Escalation. If the Tenant has overpaid such Common Costs escalation, the Landlord shall refund any excess paid, but if any balance remains unpaid the Tenant shall pay such remaining balance within thirty (30) days of demand by the Landlord. If for any reason the Common Costs Escalation is not finally determined within such calendar year or broken portion thereof, the parties shall make the appropriate re-adjustment when such Common Costs Escalation becomes finally determined. The obligation of the parties to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.

                           (c) Neither party may claim a re-adjustment in respect of the Common Costs Escalation based upon any error of estimation, determination or calculation thereof unless claimed in writing prior to the expiration of two (2) years after the end of the calendar year to which the Common Costs Escalation relates. Any report of the Landlord's accountant (who may be the Landlord's internal auditor or accountant) as to the Common Costs Escalation shall be conclusive as to the amount thereof for any period to which such report relates.

Postponement Etc., of Taxes

7.04 The Landlord may postpone payment of any Taxes payable by it pursuant to Section 7.01 and the Tenant may postpone payment of any taxes, rates, duties, levies and Assessments payable by it under Sub-section 7.02 [uncleared text], in each case to the extent permitted by law and if prosecuting in good faith any appeal against the imposition thereof, and provided in the case of a postponement by the Tenant that if the building or any part thereof or the Landlord shall become liable to assessment, prosecution, fine or other liability the Tenant shall have given security in a form and of an amount satisfactory to the Landlord in respect of such liability and such undertakings as the Landlord may reasonably require to ensure payment thereof.

Receipts Etc.

7.05 Whenever requested by the Landlord the Tenant will deliver to it receipts for payment of all taxes, rates, duties, levies and assessments payable by the Tenant pursuant to Sub-section 7.02 (a) hereof and furnish such other information in connection therewith as the Landlord may reasonably require.

                                    ARTICLE 8
                        UTILITIES AND ADDITIONAL SERVICES

         The Landlord and Tenant further covenant and agree as follows:

Water, Telephone and Electricity

8.01 The Landlord shall furnish appropriate conduits for bringing building standard electrical and telephone services to the Leased Premises and shall provide hot and cold or tempered water to the building standard washrooms on each floor on which the Leased Premises are situate.

Utilities

8.02 The Tenant shall pay for the cost of all utilities provided for its exclusive use in the Leased Premises, including without restricting the generality of the foregoing or of Section 8.03, gas, water, electricity, telephone and communication service charges and rates incurred by the Tenant and any other charges and/or rates relating to services and/or utilities provided for the exclusive use of the Tenant in respect of the Tenant's occupation of the Leased Premises and operation of its business carried on therein or therefrom, including laboratory work and any special systems servicing its own computers or any other machinery.

Electricity

8.03               (a)    That the Tenant shall pay to the Landlord as
                          additional rent the Tenant's proportionate share
                          (being a fraction, the numerator of which is the Gross Area of the Leased Premises and the denominator of which is the Total Rentable Area) of the cost of electricity supplied to the Building in equal monthly installments on the first day of each month during the year, the first such installment to be due and payable on the date on which the first installment of annual basic rent falls due under
                          Article 3 hereof. Such monthly installments shall be paid in advance as estimated and determined from time to time by the Landlord.

                   (b) The Landlord may from time to time determine the Tenant's electrical consumption in the Leased Premises upon whatever reasonable basis may be selected by it, including without limitation, the metering of electricity either to the Leased Premises or to special equipment therein or by estimating the consumption of the Leased Premises or any special equipment therein having regard to electrical capacity and hours of use. If the Landlord determines that the Tenant's electrical consumption is disproportionate to the electrical consumption of other tenants in the building; the Landlord may require the Tenant to install at the Tenant's expense, a domestic meter for measurement or checking of the Tenant's electrical consumption or any part of such consumption or use. The Tenant shall pay to the Landlord as and when due from time to time any and all electrical charges for such electrical consumption which is disproportionate as aforesaid. The Landlord's determination shall be verified by an engineer selected by the Landlord (who may be an employee of the Landlord) and being so verified shall be binding on the parties hereto.

Excess Use

8.04 The Tenant's use of electric power in the Leased Premises shall not be for the operation of other than normal office electrical fixtures, lights, lamps, typewriters, photocopiers, bookkeeping machines, telexes, adding machines and similar small office machines for Tenant's own use solely (the Landlord to determine what equipment is characterizable as "small office machines" and "normal office" equipment), without the prior written consent of the Landlord and shall not at any time exceed the capacity of any of the electrical conductors and equipment in or otherwise serving the Leased Premises. As a condition of granting such consent, the Landlord may require the Tenant to pay as additional rent the cost of all additional risers and other equipment required therefor as well as the increased cost to the Landlord of the electric power and the Additional Services to be furnished by the Landlord in connection therewith.

Lamps

8.05 The Tenant shall pay throughout the Term promptly to the Landlord when demanded the cost of maintaining and servicing in all respects all electric lighting fixtures in the Leased Premises including the cost of replacement on a group basis or otherwise of electric light bulbs, fluorescent tubes, starters and ballasts installed on commencement of the said Term. Such maintaining, servicing and replacing shall be within the exclusive right of the Landlord and shall be carried out at reasonably competitive rates.

Additional Services

8.06 The Landlord, if it shall from time to time so elect, shall have the exclusive right, by way of Additional Services, to provide or have its designate agents or contractors provide any Janitor or cleaning services to the Leased Premises required by the Tenant which are additional to those required to be provided by the Landlord under Section 5.06 and to supervise the moving of furniture or equipment of the Tenant and the making of repairs or alterations conducted within the Leased Premises, and to supervise or make deliveries to the Leased Premises. The cost of Additional Services provided to the Tenant shall be paid to the Landlord by the Tenant from time to time promptly upon receipt of invoices therefor from the Landlord. The Landlord may include as part of its costs of rendering such Additional Services the Landlord's then current administration [uncleared text]. Costs of Additional Services recovered directly from the Tenant and other tenants shall not be included in computing Operating Costs.

                                    ARTICLE 9
                      LICENSES, ASSIGNMENTS AND SUBLETTINGS
The Landlord and Tenant further covenant and agree as follows:

Assignments and Sublettings

9.01      (a)             The Tenant shall not assign, mortgage or charge this
Lease or sublet the whole or any part of the Leased Premises nor shall it permit any subtenant to sublet the whole or any part of the Leased Premises (all of the foregoing being sometimes collectively referred to herein as a "Transfer") unless it shall have first requested and obtained the consent in writing of the Landlord thereto. Any request for such consent shall be in writing and shall be accompanied by a true copy of any agreements relating to the Transfer which the Tenant may have received, and the Tenant shall furnish to the Landlord all information requested by the Landlord as to the business and financial responsibility and standing of the proposed assignee, subtenant, mortgagee or charges (herein referred to as the "Transferee").

(b) The Landlord's consent to the Tenant's request for consent to a Transfer shall not unreasonably be withheld, provided nevertheless that the Landlord shall be entitled to withhold consent unreasonably if the Landlord exercises the right hereinafter set out in Sub-section 9.01(c); and provided further that the Landlord's consent to any assignment, mortgage, or charge shall be conditional upon the assignee entering into an agreement in form satisfactory to the Landlord to perform, observe and keep each and every covenant, proviso, condition and agreement in this Lease on the part of the Tenant to be performed, observed and kept, including payment of rent and all other sums and payments agreed to be paid or payable under this Lease on the days and at the time and in the manner herein specified. Without limiting the grounds for withholding [uncleared text] to a Transfer, the Landlord's refusal to consent will not be considered unreasonable if a reason for withholding the consent is (i) that the Landlord has concerns, on reasonable grounds, about the business, financial background, business history of creditworthiness of the proposed Transferee or about the use to which the Premises may be put or (ii) the Transferee's refusal to execute an agreement of the type referred to above.

(c) Upon the receipt from the Tenant of such request and such required information, the Landlord shall have the right, exercisable in writing within fourteen (14) days after such receipt, to cancel and terminate this Lease if the request relates to all the Leased Premises or to cancel this Lease only with respect to the applicable part of the Leased Premises if the request relates only to a part of the Leased Premises. In a case where the Tenant's request for consent to a Transfer relates only to a part of the Leased Premises, the phrase "cancellation of this Lease" means cancellation of this Lease only with respect to the applicable part of the Premises, and similar expressions have similar meanings. Such cancellation shall be effective as of the date set forth in the Landlord's notice of exercise of such right, which shall be neither less than sixty (60) nor more than one hundred and twenty (120) days following the service of such notice. If the Lease is cancelled only with respect to a part of the Premises, Basic Rent will abate in the proportion that the Rentable Area of the part of the Premises for which the Lease is cancelled bears to the Rentable Area of the Premises, and the Lease will be amended accordingly.
Should the Landlord notify the Tenant of its intent to terminate the Lease according to its rights as outlined hereunder, the Tenant shall have five (5) business days in which to withdraw its request for transfer, in which case the Landlord shall no longer have the right to terminate. Should the Landlord terminate, the Landlord shall reimburse the Tenant for any reasonable capital costs that the Tenant has incurred in constructing or altering the layout of the premises.

(d) If the Landlord shall exercise such right the Tenant shall surrender possession of the Leased Premises or the cancelled portion thereof on the date net forth in such notice in accordance with the provisions of this Lease relating to surrender of the Leased Premises at the expiration of the Term.

(e) If the Landlord shall not exercise the right to cancel this Lease or a proportion thereof, as above provided after the receipt of the Tenant's written request, then the Landlord's consent to such request shall not be unreasonably withheld. In no event shall any Transfer to which the Landlord may have consented release or relieve the Tenant from its obligations fully to perform all the terms, covenants and conditions of this Lease on its part to be performed. No consent by the Landlord to any Transfer shall be construed to mean that the Landlord has consented or will consent to any further Transfer.

(f) Documents evidencing the Landlord's consent to a Transfer, if permitted or consented to by the Landlord, will be prepared by the Landlord or its solicitors, and all related legal costs will be paid by the Tenant to the Landlord or its solicitors, as Additional Rent, within fifteen (15) days after receipt of an invoice from the Landlord setting out reasonable particulars of the charges.

(g) If after the date of execution of this Lease, shares not listed for sale on a recognized stock exchange in Canada or the United States in the capital of either the Tenant or a corporation that controls the Tenant are transferred by sale, assignment, bequest, inheritance, operation of law or other disposition, or are issued by subscription or allotment, or are cancelled or redeemed, so as to result in a change in the effective voting or other control of the Tenant, or of a corporation that controls the Tenant, by the person or persons holding control on the date of execution of this Lease (or on the date when the Tenant becomes a corporation, if later, or on the date the Landlord has consented to a Transfer to a corporation, if later, whichever is applicable), or if other steps are taken to accomplish a change of control, the Tenant promptly will notify the Landlord in writing of the change of control, which will be considered to be an assignment of this Lease to which the provisions of this Article shall apply. Whether or not the Tenant notifies the Landlord, unless the Landlord previously had consented to the change of control, the Landlord may, within sixty (60) days after it learns of the change in control, notify the Tenant that it elects to terminate this Lease. The Tenant will make available to the Landlord or its lawful representatives all corporate books and records of the Tenant and of any corporation that controls the Tenant for inspection at all reasonable times.

to ascertain to the extent possible whether there has been a change of control. For the purposes of this section, control means the direct or indirect beneficial ownership of more than Fifty Percent (50%) of the voting shares in the capital of a corporation.

(h) If an approved Transferee has sublet or taken an assignment of all or part of the Premises from the Tenant and has agreed to pay the Tenant a rent or other amount in respect of the Premises or any part of the Premises that exceeds the rent payable by the Tenant to the Landlord (or a pro-rated portion of such rent in the case of a sublease or assignment of less than the entire Premises), the Tenant will pay to the Landlord monthly, as Additional rent, together with Basic Rent, an amount equal to the excess rent or other amount received or receivable by the Tenant from the Transferee.

(i) If the Landlord sells or otherwise disposes of the Building or an interest in the Building or in this Lease to the extent that the purchaser or assignee assumes responsibility for compliance with the covenants and obligations of the Landlord under this Lease, the Landlord without further written agreement will be relieved of liability under the covenants and obligations.

                                   ARTICLE 10
                            FIXTURES AND IMPROVEMENTS

         The Landlord and Tenant further covenant and agree as follows:

Installation of Fixtures & Improvements

10.01     (a)             The Tenant will not make, erect, install or alter
          any Leasehold improvements or trade fixtures in the Leased Premises without having requested and obtained the Landlord's prior written approval, which the Landlord shall not unreasonably withhold.

          (b) In making, erecting, installing or altering any Leasehold improvements or trade fixtures the Tenant will not alter or interfere with any installations which have been made by the Landlord without the prior written approval of the Landlord, and in no event shall alter or interfere with or affect the structural elements or the strength or outside appearance of the Building, or the mechanical, electrical, plumbing and climate control systems thereof or the window coverings installed by the Landlord on exterior windows.

          (c) The Tenant's request for any approval hereunder shall be in writing and accompanied by an adequate description of the contemplated work and, where appropriate, working drawings and specifications therefor. Any out-of-pocket expense incurred by the Landlord in connection with any such request for approval shall be deemed incurred by way of an additional service. All work to be performed in the Leased Premises shall be performed by competent contractors and subcontractors of whom the Landlord shall have approved (such approval not to be unreasonably withheld, but provided that the Landlord may require that the Landlord's contractors and subcontractors be engaged for any mechanical or electrical work) and by workmen whose labour affiliations are compatible with those of workmen employed by the Landlord and its contractors and subcontractors. At the option of the Landlord, all such work shall be subject to inspection by and the reasonable supervision of the Landlord, as an additional service, and shall be performed in accordance with any reasonable conditions or regulations imposed by the Landlord (including without limitation the examination by the Landlord's Architect or other experts of the detailed drawings and specifications as an additional service and contractor's liability insurance in reasonable amounts) and completed in a good and workmanlike manner in accordance with the description of the work approved by the Landlord.

Liens and Encumbrances of Fixtures & Improvements

10.02 In connection with the making, erection, installation or alteration of Leasehold improvements and trade fixtures and all other work or installations made by or for the Tenant in the Leased Premises the Tenant shall comply with all the provisions of the applicable provincial legislation in respect of mechanics' (/builders') liens and workmen's (/workers') compensation and other statutes from time to time applicable thereto (including any provision requiring or enabling the retention of portions of any sums payable by way of holdbacks) and except as to any such holdback shall promptly pay all accounts relating thereto. The Tenant will not create or cause to be created any mortgage, conditional sale agreement or other encumbrance in respect of the Leasehold improvements or permit any such mortgage, conditional sale agreement or other encumbrance to attach to the Leased Premises or the Building or any part thereof. If and whenever any mechanics' (/builders') or other lien for work, labour, services or materials supplied to or for the Tenant or for the cost of which the Tenant may be in any way liable or claims therefor shall arise or be filed or any such mortgage, conditional sale agreement or other encumbrance shall attach, the Tenant shall within twenty (20) days after receipt of notice thereof procure the discharge thereof, including any certificate of action registered in respect of any lien, by payment or giving security or in such other manner as may be required or permitted by law, and failing which the Landlord may in addition to all other remedies hereunder avail itself of its remedy under Section 13.01 and may make any payments required to procure the discharge of any such liens or encumbrances, shall be reimbursed by the Tenant as provided in Section 13.01, and its right to reimbursement shall not be affected or impaired if the Tenant shall then or subsequently establish or claim that any lien or encumbrance so discharged was without merit or excessive or subject to any abatement, set-off or defence.

Removal of Fixtures and Improvements

10.04 All Leasehold improvements in or upon the Leased Premises installed by the Tenant shall immediately upon termination of this Lease be and become the Landlord's property without compensation therefor to the Tenant. Except to the extent herein or otherwise expressly agreed by the Landlord in writing, no Leasehold improvements, trade fixtures, furniture or equipment shall be removed by the Tenant from the Leased Premises either during or at the expiration or sooner termination of the Term, except that (1) the Tenant, if not in default hereunder, may remove its trade fixtures; (2) the Tenant, if not in default hereunder, may remove its furniture and equipment; and (3) the Tenant shall at the end of the Term remove such of its trade fixtures, furniture and equipment as the Landlord shall require to be removed. The Tenant shall, in the case of every removal either during or at the end of the Term, make good any damage caused to the Leased Premises and/or the Building by the installation and removal.

                                  ARTICLE 11
                           INSURANCE AND LIABILITY
         The Landlord and Tenant further covenant and agree as follows:

Tenant's Insurance

11.01     The Tenant shall take out and keep in force during the Term:

                   (a) comprehensive general public liability insurance (covering bodily injury, death and property damage) on an occurrence basis with respect to all construction, installation and alteration done in the Leased Premises by the Tenant, the business carried on, in or from the Leased Premises and the Tenant's use and occupancy thereof, of not less than $1,000,000.00;

                   (b) Insurance in such amounts as may be reasonably required by the Landlord in respect of fire and such other perils as are from time to time defined in the usual extended coverage endorsement covering the Tenant's trade fixtures and the furniture and equipment of the Tenant and all Leasehold improvements of the Tenant, and which insurance shall include the Landlord as a named insured as the Landlord's interest may appear with respect to insured Leasehold Improvements and provide that any proceeds recoverable in the event of lose to Leasehold Improvements shall be payable to the Landlord but the Landlord agrees to make available such proceeds toward the repair or replacement of the insured property if this Lease is not terminated pursuant to any provision hereof, and if this Lease is terminated for reasons other than the default of the Tenant hereunder, the Landlord and Tenant agree that the proceeds shall be divided between the Landlord and the Tenant as their respective interests in the Leasehold Improvements may appear, (as determined by agreement or falling agreement by arbitration pursuant to Section 15.10 hereof); and

          All insurance required to be maintained by the Tenant hereunder shall be in amounts and on terms satisfactory to the Landlord, such insurance shall be by policies in form satisfactory from time to time to the Landlord and with insurers acceptable to the Landlord and shall provide that such insurers shall provide to the Landlord thirty (30) days prior written notice of cancellation or material alteration of such policies. Each policy shall name the Landlord as an additional insured except for coverage for the Tenant's trade fixtures and furnishings and equipment but including coverage for Leasehold Improvements in respect of the Landlord's Insurable interest therein, and shall contain a waiver of cross-claim and subrogetion against the Landlord and shall protect and indemnify both the Landlord and the Tenant. The Tenant shall furnish to the Landlord certificates, or, if required by the Landlord, certified copies of the policies (signed by the Insurers) of the Insurance from time to time required to be affected by the Tenant and evidence acceptable to the Landlord of their continuation in force. If the Tenant shall fall to take out, renew and keep in force such insurance the Landlord may do so as the agent of the Tenant and the Tenant shall repay to the Landlord any amounts paid by the Landlord as premiums forthwith upon demand.

Limitation of Landlord's Liability

11.02     The Tenant covenants and agrees that:

                   (a) The Landlord shall not be liable for any bodily injury to or the death of, or loss or damage to any property belonging to, the Tenant or its employees, invitees, or licensees or any other person (on the Land for the purpose of attending at the Leased Premises), on or about the Land, unless resulting from the actual fault or negligence of the Landlord; provided that in no event shall the Landlord by liable for any consequential injury, loss or damage, or:

                           (i) for any injury or damage of any nature whatsoever to any persons or property caused by the failure by reason of a breakdown or other cause, to supply adequate drainage, snow or ice removal, or by reason of the interruption of any public utility or other service, or in the event of gas, steam, water, rain, snow, ice or other substances leaking, issuing or flowing from the water, steam, sprinkler or drainage pipes or plumbing of the building or from any other place or quarter, into any part of the Leased Premises or for any loss or damage caused by or attributable to the condition or arrangement of any electric or other wiring or for any damage caused by anything done or omitted to be done by any other tenant of the Building:

                           (ii) for any act or omission (including theft, malfeasance or negligence) on the part of any agent, contractor or person from time to time employed by it to perform Janitor services, security services, maintenance, supervision or Additional Services or any other work in or about the Leased Premises or the building;

                           (iii) for loss or damage, however caused, to money, securities, negotiable instruments, papers or other valuables of the Tenant, including any consequential loss or damage resulting therefrom; or

                           (iv) for loss or damage to any automobiles or their contents or for the unauthorized use by other tenants or strangers of parking space allotted to the Tenant, but the Tenant's rights shall be against the person or persons causing such damage or occupying such space;

                                   and the Tenant covenants to indemnify the Landlord against and from all loss, costs, claims and demands in respect of any such injury or loss to it or its employees, invitees or Licensees or any other person on the Land for the purpose of attending at the Leased Premises or in respect of any such damage to property belonging to or entrusted to the care of any of the aforementioned;

                   (b) the Landlord shall have no responsibility or liability for the failure to supply interior climate control or elevator service when prevented from doing so by strikes, the necessity of repairs, any order or regulation of any body having jurisdiction, the failure of the supply of any utility required for the operation thereof or any other cause beyond the Landlord's reasonable control, and shall not be held responsible for indirect or consequential damages or other damages for personal discomfort or illness or injury resulting therefrom or for any bodily injury, death or damage to property arising from the use of, or any happening in or about, any elevator;

                   (c) the Landlord may require one (1) year after the Tenant has fully occupied the Leased Premises in order to adjust and balance the climate control system and the Landlord shall not be responsible for any inconvenience, discomfort, damages, loss or claims whatsoever arising out of the process of such adjustment or balancing;

                   (d) the Landlord shall be under no obligation to repair or maintain or insure the Tenant's Leasehold Improvements, furniture, equipment or other property;

                   (e) the Landlord shall be under no obligation to remedy any default of the Tenant, and shall not incur any liability to the Tenant for any act or omission in the course of its curing or attempting to cure any such default or in the event of its entering upon the Leased Premises to undertake any examination thereof or any work therein or in the case of any emergency.

Indemnity of Landlord

11.03 The Tenant agrees to defend, indemnity and save harmless the Landlord in respect of all claims for bodily injury or death, property damage or other loss or damage arising howsoever out of the use or occupation of the Leased Premises or from the conduct of any work by or any act or omission of the Tenant or any assignee, subtenant, agent, employee, contractor, invitee or licencee of the Tenant, and in respect of all costs, expenses and liabilities incurred by the Landlord in connection with or arising out of all such claims, including the expenses of any action or proceeding pertaining thereto, and in respect of any loss, cost, expense or damage suffered or incurred by the Landlord arising from any breach or non-performance by the Tenant of any of its covenants or obligations under this Lease. The Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the Term of this Lease.

                                   ARTICLE 12
            SUBORDINATION, ATTORNMENT, REGISTRATION AND CERTIFICATES
                    The Tenant agrees with the Landlord that:

Subordination and Attornment

12.01 This Lease and all rights of the Tenant hereunder are subject and subordinate to all mortgages, trust deeds or trust indentures (and all instruments supplemental thereto) or other forms of loan security now or hereafter existing which may now or hereafter affect the Land or Building and to all renewals, modifications, consolidations, replacements and extensions thereof; provided that the Tenant whenever requested by any mortgagee
(including any trustee under a trust deed or trust indenture) shall attorn to such mortgagee as the tenant upon all the terms of this Lease. The Tenant agrees to execute promptly whenever requested by the Landlord or by such mortgagee an instrument of subordination and/or attornment, as may be required of it.

Registration

12.02 The Tenant will not register this Lease in this form in the Registry Office or the Land Titles Office and will not request or apply for issue of a Leasehold title for this Lease. If the Tenant desires to make a registration in respect of this Lease, the Tenant shall effect registration by caveat or by a short form of Lease, provided that such caveat or short form of Lease shall not disclose the rental rate or rates payable under this Lease.

Certificates

12.03 The Tenant shall promptly whenever requested by the Landlord from time to time execute and deliver to the Landlord (and if required by the Landlord, to any mortgagee (including any trustee under a trust deed or trust indenture) designated by the Landlord) a certificate in writing as to the status of this Lease, including as to whether it is in full force and effect, is modified or unmodified, confirming the rental payable hereunder and the state of the accounts between the Landlord and Tenant, the existence or non-existence of defaults, and any other matters pertaining to this Lease as to which the Landlord shall request a certificate.

                                   ARTICLE 13
                    REMEDIES OF LANDLORD AND TENANT'S DEFAULT
         The Landlord and Tenant further covenent and agree as follows:

Remedying by Landlord, payment and interest

13.01 In addition to all rights and remedies of the Landlord available to it in the event of any default hereunder by the Tenant either by any other provision of this Lease or by statute or the general law, the Landlord:

                   (a) shall have the right (but shall not be obligated to) at all times to remedy or attempt to remedy any default of the Tenant, and in so doing may make any payments due or alleged to be due by the Tenant to third parties and may enter upon the Leased
                           Premises to do any work or other things therein, and in such event all expenses of the Landlord in remedying or attempting to remedy such default shall be payable by the Tenant to the Landlord forthwith upon demand, together with a fee for supervision for carrying out the Tenant's obligations in an amount equal to the product of the Prime Rate plus two per cent (2%) multiplied by the cost of repairs or other work carried out by or under the supervision of the Landlord which amount shall be in addition to the incurred costs of such work;

                   (b) may recover as additional rent all sums paid or expenses incurred hereunder by the Landlord, which ought to have been paid or incurred by the Tenant, or for which the Landlord hereunder is entitled to reimbursement from the Tenant, and any interest owing to the landlord hereunder, by any and all remedies available to it for the recovery of rent in arrears;

                   (c) if the Tenant shall fail to pay any rent or other amount from time to time; payable by it to the Landlord hereunder promptly when due, shall be entitled to interest thereon at the Prime Rate plus two per cent (2%) per annum from the date upon which the same was due until actual payment thereof.

Remedies Cumulative

13.02 The Landlord may from time to time resort to any or all of the rights and remedies available to it in the event of any default hereunder by the Tenant, either by any provision of this Lease or by statue or the general Law, all of which rights and remedies are intended to be cumulative and not alternative, and the express provisions hereunder as to certain rights and remedies are not to be interpreted as excluding any other or additional rights and remedies available to the Landlord by statue or the general law.

Right of Re-entry on Termination

13.03 If this Lease shall have become terminated pursuant to any provision hereof, or if the Landlord shall have become entitled to terminate this Lease and shall have given notice terminating it pursuant to any provision hereof, then and in every such case it shall be lawful for the Landlord thereafter to enter into and upon the Leased Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate.

Re-entry and Termination

13.04 If an whenever the Landlord becomes entitled to or does re-enter the Leased Premises under any provision of this Lease, the Landlord, in addition to all other rights and remedies, shall have the right to terminate this Lease forthwith by leaving upon the Leased Premises notice in writing of such termination, and in such event the Tenant shall forthwith vacate and surrender the Leased Premises.

Rights on Re-entry

13.05 Whenever the Landlord becomes entitled to re-enter upon the Leased Premises under any provision of this Lease, the Landlord in addition to all other rights it may have shall have the right to enter the Leased Premises, as agent of the Tenant, either by force or otherwise without being liable for any loss or damage occasioned thereby and to re-let them and to receive the rent therefor and as the agent of the Tenant to take possession of any furniture or other property thereon and to sell the same at public or private sale without notice and to apply the proceeds thereof and any rent derived from re-letting the Leased Premises, after deducting its costs of conducting such sale and its costs of re-letting, upon account of the rent due and to become due under this Lease and the Tenant shall be liable to the Landlord for the deficiency, if any.

Payment of Rent, etc. on Termination

13.06 If the Landlord shall re-enter and this Lease shall be terminated as provided for herein, then the Tenant shall pay to the Landlord on demand:

                   (a) rent up to the time of re-entry or termination whichever shall be the later plus accelerated rent as herein provided;

                   (b)     all other amounts payable hereunder until such time;

                   (c) such expenses as the Landlord may incur or have incurred in connection with re-entering or terminating and re-letting, or collecting sums due or payable by the Tenant or realizing upon assets seized including brokerage, legal fees and disbursements, (on a solicitor-client basis) and the expense of keeping the Leased Premises in good order, repairing the same and preparing them for re-letting; and

                   (d) as liquidated damages for the loss of rent and other income of the Landlord expected to be derived from the Lease during the period which would have constituted the unexpired portion of the Term had it not been terminated, the amount, if any, by which the rental value of the Leased Premises for such period established by reference to the terms and provisions of this Lease exceeds the rental value of the Leased Premises for such period established by reference to the terms and provisions upon which the Landlord re-lets them, if such re-letting is accomplished within a reasonable time after termination of this Lease, and otherwise with reference to all market and other relevant circumstances. Rental value is to be computed in each case by reducing to present worth at an interest rate equal to the then current Prime Rate all rent and other amounts to become payable for such period and where the XXXX of amounts to become payable requires it, the Landlord may make estimates and occupations of fact which shall govern unless shown to be unreasonable or erroneous.

                                   ARTICLE 14
                            EVENTS TERMINATING LEASE
          The Landlord and Tenant further covenant and agree as follows:

Cancellation of Incurance

14.01 If any policy of Insurance upon the Building from time to time effected by the Landlord shall be cancelled or be about to be cancelled by the insurer or an insurer shall refuse or decline to place or renew insurance by reason of the use or occupation of the Leased Premises by the Tenant or any assignee, subtenant or licensee of the Tenant or anyone permitted by the Tenant to be upon the Leased Premises and the Tenant after receipt of notice in writing from the Landlord shall have failed to take such immediate steps in respect of such use or occupation as shall enable the Landlord to reinstate, renew, replace or avoid cancellation of (as the case may be), such policy of insurance, the Landlord may at its option, at anytime and without notice:

                   (a) enter upon the Leased Premises and remove the said use or condition, or

                   (b) re-enter upon and take possession of the Leased Premises and/or terminate this Lease by leaving upon the Leased Premises notice in writing of such termination.

Default

14.02     If and whenever:

                   (a) the rent, additional rent, or other moneys payable by the Tenant or any part thereof shall not be paid on the day appointed for payment thereof, whether lawfully demanded or not, and the Tenant shall have failed to pay such rent or other moneys within five
                           (5) business days after the Landlord shall have given to the Tenant notice of default in such payment;

                   (b) the Tenant shall breach or fail to observe or perform any of the covenants, agreements, provisions, conditions, Rules and Regulations or other obligations on the part of Tenant to be kept, observed or performed hereunder and shall persist in such failure after fifteen (15) days notice by the Landlord requiring that the Tenant remedy, correct, desist or comply (or in the case of any such breach which reasonably would require more than fifteen (15) days to rectify unless the Tenant shall commence rectification within the fifteen
                           (15) day period and thereafter promptly and diligently and continuously proceed with the rectification of the breach);

                   (c) without the written consent of the Landlord, the Leased Premises shall be used by any persons other than the Tenant or its permitted assigns or subtenants or for any purpose other than that for which they were Leased, or occupied by any persons whose occupancy is prohibited by this Lease;

                   (d) the Leased Premises shall be vacated or abandoned, or remain unoccupied for fifteen (15) days or more while capable of being occupied;

                   (e) the Term of any of the goods and chattels of the Tenant shall at any time be taken or be exigible in execution or in attachment or if a writ of execution shall issue against the Tenant, the Tenant shall attempt or threaten to move its goods, chattels or equipment out of the Leased Premises (other than in the ordinary course of its business or as permitted hereunder) or shall cease to conduct business from the Leased Premises;

                   (f) the Tenant shall make a general assignment for the benefit of creditors or a bulk sale of its goods or if a receiver shall be appointed for the business, property, affairs or revenues of the Tenant; or

                   (g) the Tenant shall become insolvent or commit on act of bankruptcy or become bankrupt or take the benefit of any statute now or hereafter in force for bankrupt or insolvant debtors or (if a corporation) shall take any steps or suffer any order to be made for its winding-up or other termination of its corporate existence:

                           then and in any of such cases, at the option of the Landlord, the full amount of the current month's and the next three (3) month's monthly rent shall immediately become due and payable and the Landlord may immediately distrain for the same, together with any arrears then unpaid; and the Landlord may without notice or any form of legal process forthwith re-enter upon and take possession of the Leased Premises or any part thereof in the name of the whole and remove and sell the Tenant's goods, chattels and equipment therefrom any rule of law or equity to the contrary notwithstanding; and the Landlord may seize and sell such goods, chattels and equipment of the Tenant as are in the Leased Premises or at any place to which the Tenant or any other person may have removed then in the same manner as if they had remained and been distrained upon the Leased Premises; and such sale may be effected in the discretion of the Landlord either by public auction or by private treaty, and either in bulk or by individual item, or partly by one means and partly by another, all as the Landlord in its entire discretion may decide.

                                  ARTICLE 15
                                MISCELLANEOUS

          The Landlord and Tenant further covenant and agree as follows:

Notices

15.01 All notices, demands, requests, consents, approvals and other instruments required or permitted to be given pursuant to the terms of this Lease shall be in writing and shall be deemed to have been properly given if personally served, sent by registered mail or certified mail (postage prepaid with return receipt requested) or sent by telegram with report of delivery to:

          The Landlord at: SUN LIFE ASSURANCE COMPANY OF CANADA
                           #302, 190 Attwall Drive
                           Etobicoke, Ontario N9W XXXX

          The Tenant at:   ARCHITEL SYSTEMS CORPORATION
                           190 Attwell, Drive, 2nd floor
                           Etobicoke, Ontario N9W XXXX

Provided, however, that such addresses may be changed upon five (5) business days written notice thereof, similarly given, to the other party.

The date of receipt of any such notice, demand, request, consent, approval or other instrument shall be demand to be as follows:

                   (a) In the case of personal service, the date of service;

                   (b) In the case of registered or certified mail, the fifth (5th) business day following the date of delivery to the Post Office, provided, however, that in the event of an interruption of normal mail service, service shall be effected by personal delivery.

                   (c) In the case of telegram, the business day next following the day of sending.

Entire Agreement

15.02 The Tenant acknowledges that there are not covenants, representations, warranties, agreements or conditions expressed or implied relating to this Lease or the Leased Premises save as expressly set out in this Lease. This Lease may not be modified except by an agreement in writing executed by the Landlord and the Tenant.

Area Determination

15.03 In the event that any calculation or determination by the Landlord of the Rentable Area or Gross Area of any premises (including the Leased Premises) of the Building is disputed or called into question, it shall be calculated or determined by the Landlord's Architect, whose certification shall be conclusive.

Successors and Assigns Interpretation

15.04 This Lease and everything herein contained shall enure to the benefit of and be binding upon the successors and assigns of the Landlord and the heirs, executors, administrators, successors and permitted assigns of the Tenant. References to the Tenant shall be read with such changes in gender as may be appropriate, depending on whether the Tenant is a male or female person or a firm or corporation, and if the Tenant is more than one person or entity, the covenants of the Tenant shall be deemed joint and several.

Force Majeure

15.05 Save and except for the obligations of the Tenant as set forth in this Lease to pay rent, additional rent, increased rent and other monies to the Landlord, if either party shall fail to meet its obligations hereunder within the time prescribed, and such failure shall be caused or materially contributed to by force majeure (and for the purpose of this Lease, force majeure shall mean any acts of God, strikes, lockouts, or other industrial disturbances, acts of the Queen's enemies, sabotage, war, blockades, insurrections, riots, epidemics, lightning, earthquakes, storms, fires, washouts, nuclear and radiation activity or fallout, arrests, and restraints of rulers and people, civil disturbances, explosions, breakage of or accident to machinery, inability to obtain materials or equipment, any legislative, administrative or judicial action which has been resisted in good faith by all reasonable legal means, any act, omission or event whether of the kind enumerated or otherwise not within the control of such party, and which by the exercise of due diligence such party could not have prevented (but lack of funds on the part of such party shall be deemed not to be a force majeure)), such failure shall be deemed not to be a breach of the obligations of such party hereunder but such party shall use reasonable diligence to put itself in a position to carry out its obligations hereunder.

Waiver

15.06 Failure of the Landlord to insist upon strict performance of any of the covenants or conditions of this Lease or to exercise any right or option herein contained shall not be construed as a waiver or relinquishment of any such covenant, condition, right or option, but the same shall remain in full force and effect. The Tenant undertakes and agrees, for itself and for any person claiming to be a subtenant or assignee, that the acceptance by the Landlord of any rent from any person other than the Tenant shall not be construed as a recognition of any rights not herein expressly granted, or as a waiver of any of the Landlord's rights or as an admission that such person is, or as a consent that such person shall be deemed to be, a subtenant or assignee of this Lease, irrespective of whether the Landlord or said person claims that such person is a subtenant or assignee of this Lease. The Landlord may accept rent from any person occupying the Leased Premises at any time without in any way waiving any right under this Lease.

Governing Law, Covenants, Severability

15.07 This Lease shall be governed by and construed in accordance with the laws of the province in which the Building is situate. The Landlord and the Tenant agree that all of the provisions of this Lease are to be construed as covenants and agreements as though the words importing such covenants and agreements were used in each separate section hereof. Should any provision or provisions of this Lease be illegal or not enforceable, it or they shall be considered separate and severable from the Lease and its remaining provisions shall remain in force and be binding upon the parties hereto as though the said provision or provisions had never been included.

Headings, Captions

15.08 The headings and captions appearing in this Lease have been inserted for convenience of reference only and in no way define, limit or enlarge the scope or meaning of this Lease or of any provision hereof.

Expropriation

15.09 If at any time during the Term of this Lease title is taken by the right or exercise of condemnation or expropriation to the whole or a portion of the Building (whether or not including the Leased Premises) the Landlord may, at its option, give notice to the Tenant terminating this Lease on the date stated in the said notice. Upon such termination, the Tenant shall immediately surrender the Leased Premises and all its interest therein to the Landlord, and the rent shall abate and be apportioned to the date of termination and the Tenant shall forthwith pay to the Landlord the apportioned rent and all other amounts which may be due to the Landlord up to the date of termination. The Tenant shall have no claim upon the Landlord for the value of the unexpired
Term of this Lease. but the parties shall each be entitled to separately advance their claims for compensation for the loss of their respective interests in the Leased Premises and the parties shall be entitled to receive and retain such compensation as may be awarded to each respectively.

Arbitration

15.10 That in the case of any dispute between the Landlord and the Tenant during the Term hereof as to any matter which by the provisions hereof is required to be determined by arbitration in accordance with the provisions of this Section, the matter in dispute shall be referred to a single arbitrator appointed by the parties for determination. If the parties cannot agree on a single arbitrator, then upon the application of either party a Justice of the superior court of the province in which the Building is situate shall appoint an arbitrator whose sole determination shall be final. The arbitrator shall be a disinterested person of recognized competence in the Real Estate business in the city in which the Building is situate. The expense of such arbitration shall be borne equally by the Landlord and the Tenant. Except as otherwise provided herein the arbitration shall be conducted in accordance with the provisions of the Arbitration Act of the Province in which the Building is situate and any amendments thereto or successors to such statute which provisions shall apply mutatis mutandis.

                                  ARTICLE 16
                                 DEFINITIONS

          The Landlord and Tenant further covenant and agree as follows:

Definitions

16.01 In this Lease the following expressions shall have the following meanings:

                   (a) "Landlord's Architect" means the independent architect, or engineer or quantity surveyor selected by the Landlord from time to time for the purposes of making determinations hereunder.

                   (b) The terms "Land" and "Building" have the meanings set out on page 1 hereof.

                   (c) "Leased Premises" means that portion of the Building shown outlined in red on the Plan attached as Schedule XXXX hereto and described on page 1 hereof. The exterior face of the Building and any space in the Leased Premises used for stairways or passageways to other premises, stacks, shafts, pipes, conduits, ducts or other building facilities, the heating, electrical, plumbing, air conditioning and other systems in the Building and the use thereof, as well as access thereto through the Leased Premises for the purpose of use, operation, maintenance, replacement and repair, are expressly excluded from the Leased Premises and reserved to the Landlord.

                   (d) "Leasehold Improvements" means all fixtures, Improvements, installations, alterations and additions from time to time made, erected or installed by or on behalf of the Tenant with the exception of trade fixtures and furniture and equipment not of the nature of fixtures, and includes all wall-to-wall carpeting (whether or not supplied by the Landlord), and drapes supplied by the Landlord.

                   (e) "Term" means the term of this Lease set forth in Section 2.01 and any extension thereof and any period of permitted overholding.

                   (f) "Normal Business Hours" means the hours from 7:30 a.m. to 6:00 p.m., Monday to Friday, inclusive, of each week, and the hours from 7:30 a.m. to 1:00 p.m., Saturdays, statutory holidays excepted.

                   (g) "Rentable Area" in the case of a whole floor shall mean the area within the outside walls and shall be computed by measuring to the glass line (that is, the inside surface of the windows) on the outer Building walls without deduction for columns and projections necessary to the Building, but shall not include stairs and elevator shafts (supplied by the Landlord for use in common with other tenants), flues, stacks, pipe shafts or vertical ducts with their enclosing walls.

                   (h) "Rentable Area" In the case of a part of a floor shall mean all the area occupied and shall be computed by measuring from the glass line (that is, the inside surface of the windows) on the outer building walls to the office side of corridors or other permanent partitions and to the centre of partitions which separate the area occupied from adjoining Rentable Areas without deduction for columns and projections necessary to the Building but shall not include stairs and elevator shafts (supplied by the Landlord for use in common with other Tenants) flues, stacks, pipe shafts or vertical ducts with their enclosing walls within the area occupied or janitorial or electrical or telephone closets not for the exclusive use of the Tenant.

                   (i) "Service Area" shall mean the area of corridors, fire protection cross-over corridors, elevator lobbies, washrooms, air-conditioning rooms, fan rooms, Janitor's closets, telephone and electrical closets and other closets serving the Leased Premises in common with other premises.

                   (j)     "Gross Area" of any Leased Premises means:

                           (i) In the case of Leased Premises consisting of a whole floor or whole floors the Rentable Area thereof, and

                           (ii) In the case of Leased Premises consisting of or including only part of a floor of the Building, the Rentable Area thereof plus an amount equal to the product of (a) the fraction having as its numerator the Rentable Area contained in the Leased Premises on such floor and as its denominator the sum of the Rentable Areas of such floor, multiplied by (b) the total area in square feet of Service Area, if any, on such floor.

                   (k) "Total Rentable Area" shall mean the total Rentable Area of the Building whether rented or net, calculated as if the Building were entirely occupied by tenants renting whole floors. The lobby and entrances on the ground floor and subservice floors used in common by tenants, mechanical equipment areas and areas rented or to be rented for automobile parking or for storage, shall be excluded from the foregoing calculations. The calculation of the Total Rentable Area, whether rented or not, shall be determined by the Landlord's Architect upon completion of the Building and shall be adjusted from time to time to give effect to any structural or fractional change affecting the same.

                   (l) "Additional Services" means the services and supervision supplied by the Landlord and referred to in Section
          8.06 or in any other provision hereof as Additional Services, and any other services which from time to time: the Landlord supplies to the Tenant and which are additional to the janitor and cleaning and other services which the Landlord has agreed to supply pursuant to the provisions of this Lease and to like provisions of other Leases of the Building or may elect to supply to be included within the standard level of services available to Tenants generally and includes janitor and cleaning services in addition to those normally supplied, the provision of labour and supervision in connection with deliveries, supervision in connection with the moving*** of any furniture or equipment of any tenant and the making of any repairs or alterations by any tenant and maintenance or other services not normally furnished to tenants generally.

                   (m) "Cost of Additional Services" shall mean in the case of Additional Services provided by the Landlord a reasonable charge made therefor by the Landlord which shall not exceed the cost of obtaining such services from independent contractors and in the case of Additional Services provided by Independent contractors the Landlord's total cost of providing Additional Services to the Tenant including the cost of all labour (including salaries, wages and fringe benefits) and materials and other direct expenses incurred, the cost of supervision and other indirect expanses capable of being allocated thereto (such allocation to be made upon a reasonable basis) and all other out-of-pocket expenses made in connection therewith including amounts paid to independent contractors, plus the Landlord's then current administration fee. A report of the Landlord's accountant (who may be the Landlord's internal auditor or accountant) as to the amount of any Cost of Additional Services shall be conclusive.

                   (n) "Taxes" means all taxes, rates duties, levies and assessments whatsoever, whether municipal, provincial, federal or otherwise, levied, imposed or assessed against the Building, the Land and any Leasehold Improvements or any of them, or upon the Landlord in respect thereof or from time to time levied, imposed or assessed in Lieu thereof, including those levied, imposed or assessed for education, schools and local improvements, and including all costs and expenses (including legal and other professional fees and interest and penalties on deferred payments) incurred by the Landlord in good faith in contesting, resisting or appealing any taxes, rates, duties, levies or assessments, but excluding taxes and license fees in respect of any business carried on by tenants and occupants of the Building (including the Landlord) and income or profits taxes upon the income of the Landlord to the extent such taxes are not levied in lieu of taxes, rates, duties, levies and assessments against the Building, the Land or Leaseshold improvements or upon the Landlord in respect thereof and shall also include any and all taxes which may in the future be levied in lieu of Taxes as hereinbefore defined.

                   (o) "Operating Costs" means the total of all expenses, costs and outlays of every nature incurred in the complete maintenance, repair, operation and management of the Building and the Land and a reasonable proportion as determined by the Landlord from time to time of all expenses incurred by or on behalf of tenants in the Building with whom the Landlord may from time to time have agreements whereby in respect of their premises such tenants perform any cleaning, maintenance or other work or services usually performed by the Landlord, and which expenses if directly incurred by the Landlord would have been included in Operating Costs. Without limiting the generality of the foregoing, Operating Costs shall include (but subject to certain deductions as hereinafter provided):

                   (i) the cost of providing complete cleaning, Janitor, supervisory and maintenance services;

                   (ii)     the cost of operating elevators;

                   (iii) the cost of heating, cooling and ventilating all space including both rentable and non-rentable areas;

                   (iv) the cost of providing hot and cold water, electric light and power, telephone, sewer, gas and other utilities and services to both rentable and non-rentable areas;

                   (v) the cost of all repairs including repairs to the Building, equipment, or services (including elevators);

                   (vi)     the cost of window cleaning;

                   (vii)    the cost of providing security and supervision;

                   (viii) the costs of all insurance for or against liability, fire, extended perils, loss of rental, elevator liability, plate glass, boiler, sprinklers leakage and all such other casualties and losses as the Landlord may elect to insure against; and if the Landlord shall elect in whole or in part to self-insure, the amount of reasonable contingency reserves not exceeding the amount of premiums which would otherwise have been incurred in respect of the risks undertaken;

                   (ix) accounting costs incurred in connection with the maintenance, repair, operation or management including computations required for the imposition of charges to tenants and audit charges required to be incurred for the determination of any costs hereunder;

                   (x) the reasonable rental value (having regard to the rentals prevailing from time to time for similar space) of space utilized by the Landlord in connection with the maintenance, repair, operation or management of the Building and the Land;

                   (xi) the amount of all salaries, wages and fringe benefits paid to employees engaged in the maintenance, repair, operation or management of the Building and the Land;

                   (xii) amounts paid to independent contractors for any services in connection with such maintenance, repair, operation or management;

                   (xiii) the cost of direct supervision and of management and all other indirect expenses to the extent allocable to the maintenance, repair or operation of the Building and the Land;

                   (xiv) the cost of any management fees or management agent fees (if any for the Building), (or of the Landlord if it elects to manage the Building itself, in an amount not exceeding four percent (4%) of the gross rentals received or receivable from the Building);

                   (xv) Depreciation of the costs of machinery, equipment, facilities, systems, and property (individually and collectively in this clause called "machinery") installed in or used in connection with the Building (except to the extent that the costs are charged fully to income account in the Landlord's tax year in which they are incurred) if a principal purpose or intention of such installation or use is to conserve energy or to reduce the cost of other items included in Operating Costs and interest on the undepreciated portion of the original cost of such machinery, payable monthly, from the date on which the relevant cost was incurred, at an annual rate of interest that is two percentage points above the Prime Rate in effect on the date on which the relevant cost was incurred, (the rate of interest to be applied to the undepreciated portion of the original cost, in each case, to be adjusted, as long as a rate is required, every five years, on the anniversary date of the acquisition of the relevant machinery, to the annual rate of interest that is two percentage points above the Prime Rate then in effect); the depreciation costs and interest charged under this clause in respect of machinery installed or used to conserve energy or reduce the cost of other items included in Operating Costs may be equal to, but in no event shall exceed in any year the savings resulting from such installation or use, estimated by the Landlord, acting reasonably;

                   (xvi) cost of services by and salaries for elevator operators, porters, sidewalk shovellers, window cleaners, janitors, cleaners, dusters, handymen, watchmen, commissioners, caretakers, security personnel, carpenters, engineers, firemen, mechanics, electricians, plumbers, and other persons or firms engaged in the operating, maintenance and repair of the Building, or the heating, air conditioning, ventilating, plumbing, electrical and elevator systems in the Building and superintendents, and accounting and clerical staff attached to the Building superintendent's or manager's office;

                   (xvii)   uniforms of employees and agents;

                   (xviii) supplies and equipment used in connection with the repair, maintenance, management, caretaking and operating of the Building (including without limitation straight-line amortization based on tax-deductible depreciation allowances of capitalized cleaning equipment used in the Building);

                   (xix) supplies and materials for washrooms, and other common facilities;

                   (xx) workers' compensation costs, unemployment insurance premiums, pension plan contributions, health, accident and group life insurance for employees, managers and superintendents employed by the Landlord in connection with the Building;

                   (xxi) servicing and inspection costs for elevators, electrical distribution systems and mechanical, heating, ventilating and air conditioning systems;

                   (xxii)   parking area staff and maintenance costs;

                   (xxiii)  snow and ice removal and related costs;

                   (xxiv) sales and excise taxes on goods and services provided by the Landlord in the management, operation, maintenance and repair of the Building;

                   (xxv) costs of stationery supplies and other materials required for the normal operation of the superintendent's or manager's office; and

                   (xxvi) all other direct and indirect costs and expenses whatsoever to the extent allocable to the operating, maintaining, managing or repairing of the said Lands, the Building or any appurtenances thereto.

              Notwithstanding any of the foregoing, it is understood and agreed that Operating Costs for any period are to be calculated as if the Building were fully occupied during each period. Therefore, in addition to expenses, costs and outlays actually incurred in the maintenance, repair, operation and management of the Building, the Landlord may include in the calculation and estimation of Operating Costs, such additional amounts that in the Landlord's estimation would have been incurred had all rentable areas in the Building been fully occupied during the period in question. However, in no event shall the Tenant be required to pay more on account of its proportionate share of Operating Costs than it would pay if the Building were fully occupied.

              Operating Costs shall exclude (except as herein otherwise provided) Taxes, debt service, depreciation, expenses properly chargeable to capital account, costs determined by the Landlord from time to time to be fairly allocable to the correction of construction faults or initial maladjustments in operating equipment, all management cost not allocable to the actual maintenance, repair or operation of the Building (such as in connection with leasing and rental advertising), work performed in connection with the initial construction of the Building and the Leased Premises, changes for tenants, capital cost of additions, improvements and modernizations to the Building subsequent to date of original construction, advertising and promotion expenses, and expenses of redecorating and renovating space for new tenants.

              In computing Operating Costs there shall be credited as a deduction the amounts of proceeds of insurance relating to insured Damage and other damage actually recovered by the Landlord (or if the Landlord has self-insured, a corresponding application of reserves) applicable to damage, and also electricity and light bulb, tube and ballast replacement costs and insurance premiums that are directly payable by any tenants, in each case to the extent that the cost thereof was included therein. Any expenses not directly incurred by the Landlord but which are included in Operating Costs may be estimated by the Landlord on whatever reasonable basis the Landlord may select if and to the extent that the Landlord cannot ascertain the actual amount of such expenses from the tenants who incurred them. Any report of the Landlord's accountant (who may be the Landlord's internal auditor or accountant) for such purpose shall be conclusive as to the amount of Operating Costs for any period to which such report relates.

              (p) "Common Costs" means the aggregate of the Taxes plus the Operating Costs for or incurred in a twelve (12) month period.

              (q) "Base Common Costs" means $0.00 per square foot of the Total Rentable Area.

              (r) "Current Common Costs" in respect of any twelve (12) month period means an amount equal to the total Common Costs for such twelve (12) month period divided by the Total Rentable Area.

              (s) "Common Costs Escalation" In any twelve (12) month period means an amount equal to:

                   (i) the amount by which the Current Common Costs for such period exceed the Base Common Costs multiplied by,

                   (ii) The Gross Area of the Leased Premises.

              (t) "Insured Damage" means that part of any damage occurring to the Leased Premises to the extent to which the cost of repair is actually recoverable by the Landlord under a policy of insurance in respect of fire and other perils from time to time effected by the Landlord.

              (u) "Prime Rate" means that rate of interest charged and published from time to time by the main branch in the city in which the Building is situate, of the Landlord's bank, as its most favourable rate of interest to its most credit-worthy commercial customers and commonly known as its Prime Rate.

                                  ARTICLE 17
                              SPECIAL PROVISIONS

Option to Renew

                   17.01 The Landlord and Tenant further covenant and agree that if the Tenant duly pays the rent and other sums payable hereunder and performs each and every one of the covenants, terms agreements and conditions herein contained and on the part of the Tenant to be paid and performed, in accordance with this Lease, then the Tenant shall have the Option of Renewing this Lease by notice in writing given to the Landlord at least Six (6) months prior to the expiry of the Term, for an additional term of Sixty (60) months on the some terms and conditions as set forth in this Lease, save and except that there shall be no further right of renewal and except that the Basic Rent reserved during the renewal term shall be the greater of:

               (a) the market rent for the Premises as at ninety (90) days immediately prior to the expiry of the Term, to be determined by agreement between the parties or as hereinafter provided; and,

               (b) the basic rent applicable during the last twelve (12) month period of the Term of this Lease, in the event that the parties are unable to agree as to the said market rent on or before sixty (60) days immediately prior to the expiry of the Term, then the said market rent shall be fixed by arbitration by a single arbitrator appointed by the parties. If the parties cannot agree on a single arbitrator, then, upon the application of either party, a Justice of the superior court of the Province in which the premises are situate shall appoint an arbitrator whose sole determination shall be final. The arbitrator shall be a disinterested person of recognized competence in the real estate business in the City in which the Premises are situate. The expense of such arbitration shall be borne equally by the Landlord and the Tenant. Except as otherwise provided herein the arbitration shall be conducted in accordance with the provisions of the Arbitration Act of the Province in which the Premises are situate and any amendments thereto or successors to such statute which provisions shall apply mutatis mutandis. Failing exercise of the said Option of Renewing within the time and in the manner as aforesaid the said option shall be null and void.

Free Rent

                   17.02 Notwithstanding the lease commencement date of February 1, 1995 the Tenant shall not be obliged to pay basic rent for the period February 1, 1996 to May 31, 1996. The Tenant shall be responsible for the payment of additional rent throughout the entire lease term.

Leasehold Improvements

                   17.03 The Landlord shall provide, at no cost to the Tenant, the existing Leasehold Improvements in the Leased Premises including partitions, doors, carpets, plumbing, lighting, air conditioning and electrical outlets. The Landlord shall provide the Tenant with a Five Dollars ($5.00) per square foot on the rentable area of the Leased Premises moving allowance payable upon occupancy and signing of this Lease, and commencement of the term.

Early Occupancy

                   17.04 Provided the Tenant has executed the Lease document, the Tenant shall be allowed to occupy the Premises as of November 1, 1994 free of gross rent until January 31, 1995. Save and except for the payment of rent, all other terms and conditions of the Lease shall be in full force and effect.

Landlord's Work

                   17.05 The space shall be provided to the Tenant in an "as is" condition, save and except that the Landlord, at its expense, shall repaint and re-carpet the area of approximately
                   1,550 square feet as shown on Schedule "D" with paint and carpet of equal quality to the remainder of the Leased Premises. The Landlord shall endeavour to match the existing colours as closely as reasonably possible.
Parking
                   17.06 The Landlord will provide fifteen (15) unassigned outdoor parking spaces free of charge, but subject to all rules and regulations that govern the parking. The Landlord shall provide an extra five (5) spaces on the same terms and conditions, save and except that these five (5) spaces shall be subject to availability at Landlord's discretion.

Termination

                   17.07 Provided the Tenant is not in default of the Lease, the Tenant shall have the right to terminate this Lease after completion of the fifth (5th) year of the term provided twelve (12) months prior written notice has been given to the Landlord. The month prior to the termination date, the Tenant shall pay to the Landlord Eight ($8.00) Dollars per square foot. The Tenant shall also have the right to terminate the lease at the end of the sixth, seventh, eighth and nine years under the same terms and conditions as above with the following penalties:
                   End of year 6 - $6.40 per square foot
                   End of year 7 - $4.80 per square foot
                   End of year 8 - $3.20 per square foot
                   End of year 9 - $1.60 per square foot.

                   17.08 Schedule "E" shall form part of this Lease.

                                  ARTICLE 18
                                  ACCEPTANCE

Acceptance

                   18.01 The Tenant hereby accepts this Lease of the within described lands and premises to be held by it as Tenant and subject to the conditions, restrictions and covenants above set forth.

                   IN WITNESS WHEREOF the Landlord and Tenant have executed this Lease the day and year first above written.

                   SIGNED, SEALED AND DELIVERED
                   IN THE PRESENCE OF:      SUN LIFE ASSURANCE COMPANY OF CANADA

                                                Per: /s/xxxx
                                                    ----------------------------

                                                Per: /s/xxxx
                                                    ----------------------------

                                                ARCHITEL SYSTEMS CORPORATION

                                                Per: /s/xxxx
                                                    ----------------------------
                                                     Tenant - Title

                                                Per: /s/xxxx
                                                    ----------------------------
                                                     Tenant - Title

                                 SCHEDULE "A"
                                 ------------

ALL AND SINGULAR that certain parcel or tract of land and premises situate lying and being in the Borough of Etobicoke, in the Municipality of

Metropolitan Toronto, and being composed of those parts of Lot 22 in the second concession fronting the Humber and those parts of Lot 22 and 23 in the third concession fronting the Humber and those parts of the road allowance between concession 2 and 3 fronting the Humber, designated as Parts 5 and 7, on a plan of reference filed in the Land Registry Office for the Land Registry Division

of Toronto Boroughs (No. 64) as No. 64R-6352.

                                                                    /s/ XXXX

                                 SCHEDULE "B"

[FLOOR PLAN GRAPHIC APPEARS HERE]

THIS IS SCHEDULE "C" attached to and forming part of the Lease made between Sun Life Assurance Company of Canada as Landlord, and _____________________________
                         ARCHITEL SYSTEMS CORPORATION
-------------------------------------------------------------------------------
as Tenant and dated the     24th       day of        August               1994 .
                       ----------------      -----------------------------  ---

                            RULES AND REGULATIONS

     1. The Landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. No tenant shall invite to the Leased Premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants.

     2. The sidewalks, driveways, entrances, vestibules, passages, corridors, halls, elevators and stairways shall not be encumbered or obstructed by tenants or tenants agents, servants, employees, licensees or invitees, or be used by them for any purpose other than for ingress to and egress from the Leased Premises. Landlord reserves the right to restrict and regulate the use of aforementioned public areas of the Building by tenants and tenants agents, employees, servants, licensees and invitees and by persons making deliveries to tenants including, but not limited to the right to allocate certain elevator or elevators, if any, and the reasonable hours of use thereof for delivery service), and the right to designate which Building entrance or entrances shall be used by persons making deliveries in the Building.

     3. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens other than those furnished by Landlord shall be attached to, or hung in, or used in connection with, any window or door of the Leased Premises, without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and colour, and attached in the manner approved by Landlord.

     4. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any tenant on any window or part of the outside or inside of the Leased Premises or the Building without the prior written consent of Landlord. In the event of the violation of the foregoing by any tenant. Landlord may remove same without any liability, and may charge the expense incurred by such removal to such tenant, interior signs on doors shall be inscribed, painted, or affixed for tenants by Landlord or by sign painters, first approved by the Landlord, at the expense of tenants and shall be of a size, colour, and style acceptable to Landlord.

     5. The windows and doors, and, if any, the sashes, sash doors, and skylights, that reflect or admit light and air into the halls, passageways, or other public places in the Building shall not be covered or obstructed by tenants, nor shall any bottles, parcels, files, papers or other articles he placed on the windowsills.

     6. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors, or vestibules without the prior written consent of Landlord.

     7. The toilets, urinals, sinks and other water apparatus shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the tenants by whom or by whose agents, servants, employees, customers or invitees the same was caused. Tenants shall not let the water run unless it is in actual use, and shall not deface or damage any part of the Building, nor drive nails, spikes, hooks, or screws into the walls or woodwork of the Building.

     8. Tenants shall not mark, paint, drill into, or in any way deface any part of the Leased Premises or the Building. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of Landlord and as Landlord may direct. Only contractors approved in writing by Landlord may be employed by tenants for making repairs, changes or any improvements to the Leased Premises. Tenants shall not (without Landlord's prior consent) lay floor coverings other than unaffixed rugs, so that the same shall come in direct contact with the floor of the Leased Premises, and, if wall to wall carpeting, linoleum or other similar floor coverings other than the Building Standard carpet are desired to be used and such use is approved by Landlord, and if such floor coverings are placed or to be placed over tile flooring then an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material soluble in water, the use of cement or similar adhesive material being expressly prohibited. Metal cabinets shall be set on a noncorrosive pad wherever the floors are tile. In those portions of the Leased Premises where the Landlord has provided carpeting, whether directly or indirectly, the Tenant shall install at its own expense protective padding under all furniture not equipped with carpet casters.

     9. No bicycles, vehicles or animals or birds of any kind shall be brought into or kept in or about the Building or the Leased Premises excepting that those vehicles so authorized by the Landlord may enter and be kept in the Building's parking facilities (if any).

     10. No space in the Building shall be used for manufacturing or for lodging, sleeping, or any immoral or illegal purposes. No space shall be used for the storage of merchandise or for the sale of merchandise, goods, or property, and no auction sales shall be made, by tenants without prior written consent of Landlord.

     11. Tenants shall not make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighbouring buildings or premises or those having business with them whether by the use of any musical instrument, radio, television, talking machine, unmusical noise, whistling, singing or in any other way. Tenants shall not throw anything out of the doors, windows, or skylights, if any, or down the passageways, stairs or elevator shafts not sweep anything into the corridors, halfways or stairs of the Building.

     12. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by tenants, nor shall any changes whatsoever be made to existing locks or the mechanics thereof except by the Landlord, at its option. Tenants shall not permit any duplicate keys to be made, but additional keys as reasonably required shall be supplied by the Landlord when requested by the tenant in writing and such keys shall be paid for by the tenant, and upon termination of tenant's Lease, the tenant shall surrender to the Landlord all keys of the Leased Premises and other part or parts of the Building.

                                                                    /s/ XXXX

     13. The tenants and their agents, servants, contractors, invitees or employees, shall not bring in or take out, position, construct. Install or move any safXXXXsiness machine or other heavy office equipment without first obtaining the consent in writing of the Landlord. In giving such consent, the Landlord shall have the right in its sole discretion, to prescribe the weight permitted and the position thereof, and the use and design of planks, skids or platforms to distribute the weight thereof. All damage done to the Building by moving or using any such heavy equipment or other office equipment or furniture shall be repaired at the expense of the tenant. The moving of all heavy equipment or other office equipment or furniture shall occur only outside of Normal Business Hours or at any other time consented to by the Landlord and the persons employed to move the same in and out of the Building must be acceptable to the Landlord. Safes and other heavy office equipment will be moved through the halls and corridors only upon steel bearing plates. No freight or bulky matter of any description will be received into the Building or carried in the elevators, except during hours approved by the Landlord.

     14. Tenants shall not occupy or permit any portion of the Leased Premises to be occupied as an office for a public stenographer or typist, or, for the possession, storage, manufacture, or sale of narcotics or drugs, or, except as incidental to tenant's main business, as an employment bureau.

     15. Tenants shall not use the name of the Building or the owner in any advertising without the express consent in writing of Landlord. Landlord shall have the right to prohibit any advertising by any tenant which, in any way, tends to Impair the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, tenants shall refrain from or discontinue such advertising.

     16. All entrance doors in the demised premises shall be left locked and all windows shall be left closed by tenants when the Leased Premises are not in use.

     17. Landlord shall be in no way responsible to any tenant for loss of property from the Leased Premises, however occurring, or for damage done to the furniture or other effects of any tenant by Landlord's agents, janitors, cleaners, employees, or contractors doing work in the Leased Premises. The tenants shall permit window cleaners to clean the windows of the Leased Premises during Normal Business Hours.

     18. The requirements of tenants will be attended to only upon application to the Building manager or such other authorized representative as the Landlord may designate in writing. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under specific instructions from the office of the Landlord, from the Building manager or other representatives as aforesaid.

     19. Canvassing, soliciting and peddling in the Building are prohibited, and tenants shall cooperate to prevent the same.

     20. Any hand trucks, carryalls, or similar appliances used in the Building shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

     21. Without first obtaining Landlord's written permission, tenants shall not install, attach, or bring into the Leased Premises any equipment (other than normal office equipment such as electric typewriters, calculators, and the like) or any instrument, duct, refrigerator, air conditioner, water cooler or any other appliance requiring the use of gas, electric current or water. Any breach of this rule will entitle the Landlord at the tenant's expense to enter the Leased Premises and remove whatever the tenant may have so installed, attached, or brought in.

     22. Landlord reserves the right to exclude from the Building outside of Normal Business Hours and during all hours on Saturdays all persons not authorized by a tenant in writing, by pass, or otherwise, to have access to the Building and the Leased Premises. Each tenant shall be responsible for all persons authorized to have access to the Building and shall be liable to Landlord for all of their acts while in the Building. When security service is in effect, entrance to the Building, deliveries, and exits shall be made via designated entrances and the Landlord may require all persons to sign a register on entering and leaving the Building.

     23. Tenant shall at all times keep all drapes, blinds or curtains adjusted to block the direct rays of the sun in order to avoid overloading the air conditioning systems.

     24. Neither tenants nor their servants, employees, agents, visitors, or licensees shall at any time bring or keep upon the Leased Premises any inflammable, combustible or explosive fluid, chemical or substance, nor do nor permit to be done anything in conflict with any insurance policy which may or might be in force upon the Building or any part thereof or with the laws relating to fires, or with the regulations of the Fire Department or the Health Department, or with any of the rules, regulations or ordinances of the City in which the Leased Premises are located, or of any other duly constituted authority.

     25. Tenants shall not, without first obtaining Landlord's prior written approval, do any cooking, conduct any restaurant, luncheanette, or cafeteria for the sale or service of food or beverages to its employees or to others, or cause or permit any odours of cooking or other processes or any unusual or objectionable odours to emanate from the Leased Premises. Tenants shall not, without first obtaining Landlord's prior written approval, install or permit the installation or use of any food, beverage, cigarette, cigar, or stamp dispensing machine; or permit the delivery of any food or beverage to the Leased Premises, except by such persons delivering the same as shall be approved by Landlord. No food or beverages shall be carried in the public halls or elevators except in closed containers.

     26. Lists of automobile licence numbers of people working in the Building and the names of people who normally work off-hours may be required by Landlord, who may also require tenants' employees to display a card or sticker as a prerequisite to admission to the parking facility (if any).

     27. The Landlord reserves the right to promulgate, rescind, alter or waive any rules or regulations at any time prescribed for the Building when it is necessary, desirable or proper for its best interest and in the opinion of the Landlord, for the best interests of the tenants.

                                                                    /s/ XXXX

     28. The Landlord may publish from time to time emergency fire regulations and evacuation procedures in consultation with the applicable municipal authorities. Each tenant will appoint a premises warden (wardens for multi-floor users) who will be responsible for liaison with building management in all emergency matters and who will be responsible for instructing employees of the tenant in emergency matters.

     29. The tenants shall promptly notify the Landlord of all requests by any taxing authority for information relating to the Leased Premises (including fixtures, improvements, or machinery and equipment therein) or the tenant's occupation or use thereof and any such information to be given by the tenant to such taxing authority shall be forwarded by the tenant to the Landlord for delivery to such taxing authority.

     30. If any apparatus used or installed by a tenant requires a permit as a condition for its installation, the tenant must file a copy of such permit with Landlord.

     31. Tenants shall be responsible for the cleaning of any drapes and/or curtains that may be installed in their Leased Premises, including those installed by the Landlord.

                                                                    /s/ XXXX

                                 SCHEDULE "D"

[FLOOR PLAN GRAPHIC APPEARS HERE]

                                  SCHEDULE "E"

                             ADDITIONAL PROVISIONS

Notwithstanding any other provision of the Lease or of the Rules and Regulations

(a)       there shall be excluded from Operating Costs

          (i) overhead and administrative costs and expenses in excess of 15% of the Landlord's operating costs (excluding realty taxes, insurance premiums, depreciation and interest),

          (ii) costs or expenses arising from or occasioned by the act, default or negligence of any person other than the Tenant,

          (iii) any principal, interest or other carrying charges or mortgage payments or other financing in respect of the Building and costs of administration auditing and reporting associated with the Landlord's mortgages,

          (iv) costs or expenses incurred with respect to any matter for which the Landlord has agreed to Indemnify the Tenant under the Lease and costs which are expressly set out in the Lease as the obligation of the Landlord,

          (v) any costs or expenses to the extent that such costs or expenses are attributable to any other leasable premises or incurred to satisfy the requirements of any other tenant,

          (vi) costs and expenses relating to the leasing of space or premises in the Building including leasing or commissions,

          (vii) all fines, suits, claims, demands, actions, costs, charges and expenses of any kind or nature for which the Landlord is or may become liable by reason of any breach, violation or non-performance by the Landlord or those for whom the Landlord is in law responsible of any covenants, terms or provisions contained in the Lease or by reason of any negligent act or omission to act on the part of the Landlord or those for whom it is in law responsible,

          (viii) any and all costs incurred in enforcing or remedying the obligations of other tenants of the Building, and

          (ix) any and all costs of performing the Landlord's Work in connection with the original construction of the Building,

          and there shall be deducted from Operating Costs

          (A) the amounts or proceeds of insurance relating to damage received by the Landlord applicable to damage the cost of repair of which was included in Operating Cost,

          (B) all other recoveries from the Tenant and other tenant applicable to expenses included in Operating Cost (excluding monies paid by any tenant with respect to Operating Cost itself, or contributions by any other tenant pursuant to comparable provisions of any other Building Lease,

          (C) any amounts received by the Landlord from any contractor, sub-contracts, supplier of materials or other person pursuant to any legal or contractual warranty in connection with any construction, installation, renovation, repair or replacement work relating to the Building.

(b)       there shall be excluded from the Tenant's repair obligations under the
          Lease:

          (i)             reasonable wear and tear,

          (ii) maintenance, repairs or replacements necessitated due to the negligent or wilful acts of omissions of the Landlord or those for whom it is in law responsible,

          (iii) maintenance, repairs or replacements necessitated due to structural defects or weaknesses or improper or faulty workmanship, construction, design or materials,

          (iv) any repair or replacement whose cost is considered to be a capital expense as determined by Landlord's Accountants,

          The Landlord covenants to repair, replace and maintain at its own cost the structural elements of the Premises and any other item which is not the Tenant's obligation under the Lease. The Landlord covenants to repair, replace and maintain the heating, ventilating and air-conditioning, plumbing and furnace systems contained within or serving the Premises. The Landlord warrants that the heating system ,air-conditioning system, ventilating system, lighting, electrical installations, plumbing, furnace and other mechanical systems (including shipping doors and building hardware) are in good working order as at the commencement date of the Term of the Lease.

(c) in addition to the other obligations of the Landlord contained in the Lease, the Landlord shall maintain at the Tenant's expense and keep in a good state of repair and in a clean, orderly and safe condition:

          (i) the Building structure, roof and permanent building walls,

          (ii) equipment installed by the Landlord to heat, ventilate and air-condition the Building,

          (iii)           elevators,

          (iv) systems installed by the Landlord for the distribution of utilities, and

          (v)             the common facilities and common use equipment,

(d) whenever in the Lease any matter requires the consent or approval of a party, such consent or approval shall not be unreasonably withheld and shall be deemed to have been given unless within sixty (60) days after the request to it far such consent to approval such party shall have failed to have notified the party requesting such consent or approval of the reason for its refusal to give such consent or approval.

(e) Except in cases of emergency the Landlord shall not at any time have the right to enter the Premises for any purposes (including to view the state of repair, shown the Premises to prospective purchasers or to do work) except during normal business hours and upon 24 hours written notice to the Tenant.

(f) The Landlord in the same manner and to the same extent as a prudent and reputable owner and operator of the Building shall take and maintain with respect to the Building a policy or policies if insurance.

This Supplemental Lease Agreement made and entered into this 20/th/ day of
                                                            --------
April, 1999 by and between:

                             Progress Partners, LLC

                                  as Landlord

                                      And

                      Architel Systems (U.S.) Corporation

                                    as Tenant

This Supplemental Lease Agreement shall modify the original Lease Agreement between Progress Partners, LLC ("Landlord") and Architel Systems (U.S.) Corporation dated February 22, 1999 in which certain real estate and premises therein described and located at 7067 Old Madison Pike, NW, Suite 150, Huntsville, Alabama 35806, were demised and leased by Lessor to Lessee.

It is the sole intent of the Supplemental Least Agreement to modify the original Lease Agreement dated February 22, 1999 as follows:

As Tenant is desirous of Landlord furnishing electrical and gas utilities to the premises. Landlord agrees to make payment on Tenant's behalf to Huntsville Utilities and Tenant agrees to pay Landlord's coat of furnishing subject utilities to the premises. Tenant agrees to paysum additional monthly escrow deposit of $519.00 as an estimated payment towards Landlord's cost of utilities to the premises. Tenant's monthly payments will be reconciled annually with Landlord's actual cost of providing electrical and gas utilities services to the premises. Any differences in Landlord's cost and Tenant's payment for electrical and gas utilities, as determined by the annual reconciliation, will be treated in the same manner as the expense items stated in Paragraph 2C. of the Lease Agreement. Notwithstanding the above, Paragraph 10. of the Lease Agreement shall remain in full farce and effect.

All other terms and conditions of the Least shall remain in effect and unchanged.

IN WITNESS WHEREOF, the parties hereto have signed and sealed this Supplemental Agreement as of the date written above.

WITNESS:                                          LANDLORD:
                                                  ---------

                                                     Progress Partners, LLC

/s/ [ILLEGIBLE]^^                                 BY:/s/ Alan C. Jenkins
-----------------------------                     -----------------------------

                                                          Alan C. Jenkins
                                                          Managing Member

STANDARD LEASE AGREEMENT               Architel Systems Corporation
                                       -----------------------------------------
                                       7067 Old Madison Pike, Suite 150
                                       -----------------------------------------
                                       4,982 Rentable Sauan Feet 35758
                                       -----------------------------------------

                                 Lease Agreement

     THIS LEASE AGREEMENT, made and entered into by and between Progress
                                                                --------
Partners, LLC hereinafter referred to as "Landlord", and Architel Systems (U.S.)
-------------                                            -----------------------
Corporation hereinafter referred to as "Tenant".
-----------

                                  WITNESSETH:

     1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof. Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord certain premises situated within the County of Madison. State of AL more particularly described on EXHIBIT "A" attached
-------           --
hereto and incorporated herein by reference, together with all rights, privileges, easements, appurtenances, and immunities belonging to or in any way pertaining to the premises. If the premises consist of the entire leasable area of the building shown on EXHIBIT "A", then the premises include such entire building with all land and improvements shown on EXHIBIT "A" (such entire building, land and improvements being called the "Project").
     TO HAVE AND TO HOLD the same for a term commencing on April 1, 1999 and
                                                           -------------
ending Sixty (60) months thereafter. Tenant acknowledges that it has inspected
       ---------
and accepts the premises, and specifically the buildings and improvements compromising the same, in their present condition as suitable for the purpose for which the premises are leased. Taking of possession by Tenant shall be deemed conclusively to establish that said buildings and other improvements are in good and satisfactory condition as of when possession was taken. Tenant further acknowledges that no representations as to the repair of the premises, nor promises to alter, remodel or improve the premises have been made by Landlord, unless such are expressly act forth in this lease. If this lease is executed before the premises become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of the premises holds over, and Landlord cannot acquire possession of the premises prior to the date above recited as the commencement date of this lease, Landlord shall not be deemed to be in default hereunder, and Tenant agrees to accept possession of the premises at such time as Landlord is able to tender the same, which date shall thenceforth be deemed the "commencement date", and Landlord hereby waives payment of rent covering any period prior to the tendering of possession to Tenant hereunder. After the commencement date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the premises.
     2.   Base Rent and Security Deposit
     A. Tenant agrees to pay to Landlord rent for the premises, in advance, without demand, deduction or set off, for the entire term hereof at the rate of See Paragraph 22. A-Rental Schedule Dollars ($See 22.A) per month. One such
-----------------------------------           --------
monthly installment shall be due and payable on the date hereof and a like monthly installment shall be due and payable on or before the first day of each calendar month succeeding the commencement date recited above during the hereby demised term, except that the rental payment for any fractional calendar month at the commencement or end of the lease period shall be prorated.
     B. In addition, Tenant agrees to deposit with Landlord on the date hereof the sum of Zero a No/100 Dollars ($0,00), which sum shall be held by Landlord,
           -------------          -----
without obligation for interest, as security far the performance of Tenant's covenants and obligations under this lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any event of default by Tenant. Landlord may, from time to time, without prejudice to and other remedy provided herein or provided by law, use such fund to the extent necessary to make good any arrears of rent or other payments due Landlord hereunder, and any other damage, injury, expense or liability caused by such event of default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. Although the security deposit shall be deemed the property of Landlord, any remaining balance of such deposit shall be returned by Landlord to Tenant at such time after termination of this lease that all of Tenant's obligations under this lease have been fulfilled.
     C. Tenant agrees to pay its proportionate share of (i) Taxes payable to Landlord pursuant to Paragraph 4(A) below, (ii) maintenance costs and expenses pursuant to Paragraphs 5(B) and 5(C) below, (iii) common utilities pursuant to Paragraph 10 below, and (iv) Landlord's cost of carrying fire and extended coverage insurance on the Project improvements pursuant to Paragraph 12(A) below. During each month of the term of this lease. Tenant shall make a monthly escrow deposit with Landlord equal to 1/12 of its proportionate share of all such items which will be due and payable for that particular year. Tenant authorizes Landlord to use the funds deposited with Landlord under this Paragraph 2(C) to pay such costs. The initial monthly escrow payments are based upon Tenant's proportionate share of the estimated amounts for the year in question, and the monthly escrow payments are subject to increase or decrease as determined by Landlord to reflect an accurate monthly escrow of Tenant's estimated proportionate share of all such items. The escrow payment account of Tenant shall be reconciled annually. If the Tenant's total escrow payments are less than Tenant's actual proportionate share of all such items, Tenant shall pay to Landlord upon demand the difference; if the total escrow payments of Tenant are more that Tenant's actual proportionate share of all such items, Landlord shall retain such excess and credit it to Tenant's next accruing escrow account payments. Tenant's "proportionate share" shall be a fraction, the numerator of which shall be the number of leasable square feet of floor space in the premises and the denominator of which shall be the number of leasable square feet of the entire building. The amount of the initial monthly escrow payments are as follows:

     (a)  Initial Base Rent asset forth in Paragraph 2(A).
          (See Paragraph 22.A-Rental Schedule)......................$ 4,047,00
                                                                     -----------
     (b)  Initial Tax Escrow Payment................................$   253,00
                                                                     -----------
     (c)  Initial Insurance Escrow Payment..........................$    21,00
                                                                     -----------
     (d)  Initial Maintenance charges...............................$   116,00
                                                                     -----------
     (e)  Initial Utility charge (Water, Sewer, Outside Lighting)...$    46,00
                                                                     -----------
     (f)  Other (Waste Removal).....................................$    21,00
                                                                     -----------

               Monthly Payment Total................................$ 4,504,00
                                                                     -----------
     3. Use. The demised premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, material8 and merchandise made and/or distributed by Taunt and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles, is prohibited without Landlord's prior written consent. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with, the premises, all at Tenant's sole expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the building in which the premises are situated or unreasonably interfere with their use of their respective premises. Without Landlord's prior written consent. Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the State Board of Insurance or other insurance authority to disallow any sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord for the building in which Tenant occupies space is caused by

Tenant's use and occupancy of the premises, or if Tenant vacates the premises and causes an increase in such premiums, then Tenant shall pay as additional rental the amount of such increase to Landlord.
     4.   Taxes
     A. Landlord agrees to pay before they become delinquent all taxes, assessments and governmental charges of any kind and nature whatsoever including without limitation assessments due to deed restrictions and/or owner associations (collectively referred to herein as "Taxes") which accrue against the Project or any part thereof.
     B. If at any time during the term of this lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the premises, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purpose hereof.
     C. The Landlord shall have the right to employ a tax consulting firm to attempt to assure a fair tax burden on the building and grounds within the applicable taxing jurisdiction. Tenant shall pay to Landlord upon demand from time to time, as additional rent, the amount of Tenant's proportionate share of the cost of such service.
     D. Any payment to be made pursuant to this Paragraph 4 with respect to the calendar year in which this lease commences or terminates shall be prorated.
     5.   General Maintenance and Repair.
     A. Landlord shall maintain the roof, foundation and the structural soundness of the exterior walls of the building in good repair. The term
"walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries.
     B. Landlord reserves the right to perform the paving and landscape maintenance, exterior painting, common sewage line plumbing maintenance and generally care for the grounds around the building, including but not limited to, the moving of grass, care of shrubs, general landscaping and maintenance of parking area, driveways and alleys, and heating and air conditioning systems maintenance, which are otherwise a Tenant obligation to perform.
     C. Tenant shall be liable for its proportionate share of Landlord's cost and expense of maintenance and repairs pursuant to Paragraph 5(B) above, but excluding capital costs for roof or parking lot replacement; and further, if Tenant can be clearly identified as being responsible for any damages, then Tenant shall pay the entire cost thereof, upon demand.
     6.   Tenant's Repairs
     A. Tenant shall at its own cost and expense keep and maintain all parts of the premises (except those listed in Paragraph 5(A) above) in good condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, truck doors, dock bumpers, plumbing work and fixtures, termite and pest extermination, regular removal of trash and debris, keeping the parking areas, driveways, alleys and the whole of the premises in a clean and sanitary condition.
     B. Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.
     C. In the event the premises constitute a portion of a multiple occupancy building. Tenant and its employees, customers and licensees shall have the exclusive right to use the parking areas, if any, as may be designated by Landlord in writing, subject to such reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties.
     7. Alterations Tenant shall not make any alterations, additions or improvements to the premises (including but not limited to roof and wall penetrations) without the prior written consent of Landlord. Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading or damaging such building or improvements, and in each case complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the terms of this lease. The Tenant shall not be required to remove leasehold improvements at the end of the term. Tenant prior to the termination of this lease if Tenant so elects, and shall be removed by the date of termination of this lease or upon earlier vacating of the premises if required by Landlord: upon any such removal Tenant shall restore the premises to their original condition. All such removals and restoration shall be accomplished in a good workmanlike manner so as not to damage the primary structure or structural qualities of the buildings and other improvements situated on the premises.
     8.   Signs.
     A. Landlord agrees to have installed a sign in accordance with Landlord's criteria. The Tenant, upon vacation of the premises, or the removal or alteration of its sign for any reason, shall be responsible for the repair, painting, and/or replacement of the building facia surface to which signs are attached.
     B. Tenant shall not, without Landlord's prior written consent (i) make any changes to or paint the store front; or (ii) install any exterior lights, decorations or paintings; or (iii) erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which can be viewed from the exterior of the premises, excepting only dignified displays of customary type for its display windows. All signs, decorations, advertising media, blinds, draperies and other window treatment of bars or other security installations visible from outside the premises shall conform in all respects to the criteria established by Landlord for the Project from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times. Landlord reserves the right to designate a uniform type of sign for the Project to be installed by Tenant (or, at Landlord's option, by Landlord), but in any event to be paid for by Tenant.
     9. Inspection. Landlord and Landlord's agents and representatives shall have the right to enter and inspect the premises at any reasonable time during business hours, for the purpose of ascertaining the condition of the premises or in order to make such repairs as may be required or permitted to be made by Landlord under the terms of this lease. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the premises at any reasonable time during business hours for the purpose of showing the premises and shall have the right to erect on the premises a suitable sign indicating the premises are available. Tenant shall give written notice to Landlord at least thirty
(30) days prior to vacating the premises and shall arrange to meet with Landlord for a joint inspection of the premises prior to vacating. In the event of Tenant's failure to give such notice or arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.
     10. Utilities. Landlord agrees to provide at its cost water, electricity and telephone service connections into the premises, but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities and shall furnish all electric light bulbs and tubes. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion as determined by Landlord of all charges jointly metered with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the premises. Water and sewer are paid under Paragraph 2(C) above.
     11. Assignment and Subletting. Tenant shall not have the right to assign, sublet, transfer or encumber this lease, or any interest therein, without the prior written consent of Landlord. XXXX XXXX XXXX XXXX Any attempted assignment, subletting, transfer or encumbrance by Tenant in violation of the terms and covenants of this Paragraph shall be void. All cash or other proceeds of any assignment, such proceeds as exceed the rentals called for hereunder in the case of a subletting and all cash or other proceeds of any other transfer of Tenant's interest in this lease shall be said to Landlord, whether such assignment, subletting or other transfer is consented to by Landlord or not, unless Landlord agrees to the contrary in writing, and Tenant hereby assigns all rights it might have or ever
XXXX any such proceeds to Landlord. Any assignment, subletting or other transfer of Tenant's interest in this lease shall be for an amount
XXXX then fair market value of such interest. These covenants shall run with the land and shall bind Tenant and Tenant's heirs, executors, administrators, personal representatives, representatives in any bankruptcy proceeding, successors and assigns. Any assignee, sublessee or transferee of Tenant's interest in this lease (all such assignees, sublessees and transferees being hereinafter referred to as "successors"), by assuming Tenant's obligations hereunder shall assume liability to Landlord for all amounts paid to persons other than Landlord by such successors in contravention of this Paragraph. No assignment, subletting or other transfer, whether consented to by Landlord or not, shall relieve Tenant of its liability hereunder. Upon the occurrence of an "event of default" as hereinafter defined, if the premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

     12.  Fire and Casualty Damage.

     A. Landlord agrees to maintain standard fire and extended coverage insurance covering the building of which the premises are a part in an amount not less that 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such coverage is defined in the Replacement
Cost Endorsement to be attached thereto, insuring against the perils of Fire, Lightning and Extended Coverage, such coverages and endorsements to be as defined, provided and limited in the standard bureau forms prescribed by the insurance regulatory authority for the State in which the premises are situated for use by insurance companies admitted in such state for the writing of such insurance on risks located within such state. Subject to the provisions of subparagraphs 12(C), 12(D) and 12(E) below, such insurance shall be for the sole benefit of Landlord and under its sole control.

     B. If the buildings situated upon the premises should be damaged or destroyed by fire, tornado or other casualty, Tenant shall give immediate written notice thereof to Landlord.

     C. If the buildings situated upon the premises should be totally destroyed by fire, tornado or other casualty, or if they should be so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective upon the date of the occurrence of such damage.

     D. If the buildings situated upon the premises should be damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(A) above, but only to such extent that rebuilding or repairs can in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, this lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair such buildings to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the premises by Tenant and except that Tenant shall pay to Landlord upon demand any amount by which Landlord's cost of such rebuilding, repair and/or replacement exceeds net insurance proceeds paid to Landlord in connection with such damage. If the premises are untenantable in whole or in part following such damage, the rent payable hereunder during the period in which they are untenantable shall be reduced to such extent as may be fair and reasonable under all of the circumstances. In the event that Landlord should fail to complete such repairs and rebuilding within two hundred (200) days after the date upon which Landlord is notified by Tenant of such damage, Tenant may at its option terminate this lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy, whereupon all rights and obligations hereunder shall cease and terminate.

     E. Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon all rights and obligations hereunder shall cease and terminate.

     F. Anything in this lease to the contrary notwithstanding, Landlord and Tenant hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the premises, improvements to the building of which the premises are a part, or personal property (building contents) within the building, by reason of fire or the elements regardless of cause or origin, including negligence of Landlord or Tenant and their agents, officers and employees, but only to the extent of the insurance proceeds payable under the policies of insurance covering the property. Because this subparagraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this lease agrees immediately to give each insurance company which has issued to it policies of fire and extended coverage insurance, written notice of the terms of the mutual waivers contained in this subparagraph, and to have the insurance policies properly endorsed, if necessary, to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this subparagraph.

     13. Liability. Landlord shall not be liable to Tenant or Tenant's employees, agents, patrons or visitors, or to any other person whomsoever, for any injury to person or damage to property on or about the premises, resulting from and/or caused in part or whole by the negligence or misconduct of Tenant, its agents, servants or employees, or of any other person entering upon the premises, or caused by the buildings and improvements located on the premises becoming out of repair, or caused by leakage of gas, oil, water or steam or by electricity emanating from the premises, or due to any cause whatsoever, and Tenant hereby covenants and agrees that it will at all times indemnify and hold safe and harmless the property, the Landlord (including without limitation the trustee and beneficiaries if Landlord is a trust), Landlord's agents and employees from any loss, liability, claims, suits, costs, expenses, including without limitation attorney's fees and damages, both real and alleged, arising out of any such damage or injury; except injury to persons or damage to property the sole cause of which is the negligence of Landlord or the failure of Landlord to repair any part of the premises which Landlord is obligated to repair and maintain hereunder within a reasonable time after the receipt of written notice from Tenant of needed repairs. Tenant shall procure and maintain throughout the term of this lease a policy or policies of insurance, at its sole cost and expense, insuring both Landlord and Tenant against all claims, demands or actions arising out of or in connection with (i) the premises; (ii) the condition of the premises; (iii) Tenant's operations in and maintenance and use of the premises; and (iv) Tenant's liability assumed under this lease, the limits of such policy or policies to be in the amount of not less than $500,000 per occurrence in respect of injury to persons (including death), and in the amount of not less than $50,000 per occurrence in respect of property damage or destruction, including loss of use thereof. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor, shall be delivered to Landlord prior to the Commencement date of this lease. Not less than fifteen (15) days prior to the expiration date of any such policies, certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums) shall be delivered to Landlord. Such policies shall further provide that not less than thirty (30) days written notice shall be given to Landlord before such policy may be canceled or changed to reduce insurance provided thereby.

     14.  Condemnation.

     A. If the whole or any substantial part as determined by Landlord of the premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the premises for the purpose for which they are being used, as determined by Landlord this lease shall terminate and the rent shall be abated during the unexpired portion of this lease, effective when the physical taking of said premises shall occur.

     B. If part of the premises shall be taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this lease is not terminated as provided in the subparagraph above, this lease shall not terminate but the rent payable hereunder during the unexpired portion of this lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances.

     C. All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) of the Project, or any part thereof, shall be the property of Landlord and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's XXXX and improvements if a separate award for such items is made to Tenant.

     15. Holding Over. Tenant will, at the termination of this lease by lapse of time or otherwise, yield up immediate possession to Landlord, with all repairs and maintenance required herein to be performed by Tenant completed. If Landlord agrees in writing that Tenant may hold over after the expiration or termination of this lease, unless the parties hereto otherwise agree in writing on the terms of such holding over, the hold over tenancy shall be subject to termination by Landlord at any time upon not less that five (5) days advance written notice, or by Tenant at any time upon not less than thirty (30) days advances written notice, and all of the other terms and provisions of this lease shall be applicable during that period, except that Tenant shall pay Landlord from time to time upon demand, as rental for the period of any hold over, an amount equal to double the rent in effect on the termination date, computed on a daily basis for each day of the hold over period. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this lease except as otherwise expressly provided. The preceding provisions of this paragraph 15 shall not be construed consent for Tenant to hold over.

     16. Quiet Enjoyment. Landlord covenants that it now has, or will acquire before Tenant takes possession of the premises, good title to the premises, free and clear of all liens and encumbrances, excepting only the lien for current taxes not yet due, such mortgage or mortgages as are permitted by the terms of this lease, zoning ordinances and other building and fire ordinances and governmental regulations relating to the use of such property, and casements, restrictions and other conditions of record. In the event this lease is a sublease, then Tenant agrees to take the premises subject to the provisions of the prior leases. Landlord represents and warrants that is has full right and authority to enter into this XXXX and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth, shall peaceable and quietly have, hold and enjoy the premises for the term hereof without hindrance or molestation from Landlord, subject to the terms and provisions of this lease.

     17. Events of Default. The following events shall be deemed to be events of default by Tenant under this lease:

     A. Tenant shall fail to pay any installment of the rent herein reserved when due, or any other payment or reimbursement to Landlord required herein when due, and such failure shall continue for a period of five (5) business days from the date such payment was due.

     B. Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors or shall transfer all or substantially all of its assets to another person or entity.

     C. Tenant shall file a petition under any section or chapter of the National Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof, or an order for relief shall be entered against Tenant in any proceedings filed against Tenant thereunder.

     D. A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

     E.   Tenant shall generally not pay its debts as such debts become due.

     F. Tenant shall vacate all or a substantial portion of the premises, whether or not Tenant is in default of the rental payments due under this lease.

     G. Tenant shall fail to discharge any lien placed upon the premises in violation of Paragraph 20 hereof within twenty (20) days after any such lien or encumbrance is filed against the premises.

     H. Tenant shall fail to comply with any term, provision or covenant of this lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant.

     18.  Remedies.

     A. Upon the occurrence of any such events of default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

            (a) Terminate this lease, in which event Tenant shall immediately surrender the premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution of any claim of damages therefor.

            (b) Enter upon and take possession of the premises and expel or remove Tenant and any other person who may be occupying such premises or any part thereof, by force if necessary, without being liable for prosecution or any claim for damages therefor, and relet the premises and receive the rent therefor.

            (c) Enter upon the premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this lease, and Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

            (d) Alter all locks and other security devices at the premises without terminating this lease.

     B. In the event Landlord may elect to regain possession of the premises by a forcible detainer proceeding. Tenant hereby specifically waives any statutory notice which may be required prior to such proceeding, and agrees that Landlord's execution of this lease is, in part, consideration for this waiver.

     C. In the event Tenant fails to pay any installment of rent hereunder as and when such installment is due, to help defray the additional cost to Landlord for processing such late payments Tenant shall pay to Landlord on demand a late charge in an amount equal to five percent (5%) of such installment, and the failure to pay such amount within ten (10) days after demand therefor shall be an event of default hereunder. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner.

     D. Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the premises by Tenant, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Landlord and Tenant. No such alteration of locks or other security devices and no removal or other exercise of dominion by Landlord over the property of Tenant or others at the premises shall be deemed unauthorized or constitute a conversion, Tenant hereby consenting, after any event of default, to the aforesaid exercise of dominion over Tenant's property within the premises. All claims for damages by reason of such re-entry and/or repossession and/or alteration of locks or other security devices are hereby waived, as are all claims for damages by reason of any distress warrant, forcible detainer proceedings, sequestration proceedings or other legal process. Tenant agrees that any re-entry by Landlord may be pursuant to judgment obtained in forcible detainer proceedings or other legal proceedings or without the necessity for any legal proceedings, as Landlord may elect, and Landlord shall not be liable in trespass or otherwise.

     E. In the event Landlord elects to terminate the lease by reason of an event of default, then notwithstanding such termination. Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, the sum of all rental and other indebtedness accrued to date of such termination, plus, as damages, an amount equal to the difference between (i) the total rental hereunder for the remaining portion of the lease term (had such term not been terminated by Landlord prior to the date of expiration stated in Paragraph 1 and (ii) the then present value of the then fair rental value of the premises for such period.

     F. In the event that Landlord elects to repossess the premises without terminating the lease, then Tenant shall be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, all rental and other indebtedness accrued to the date of such repossession, plus rental required to be paid by Tenant to Landlord during the remainder of the lease term until the date of expiration of the term as stated in Paragraph 1 diminished by any net sums thereafter received by Landlord through reletting the premises during said period (after deducting expenses incurred by Landlord as provided in subparagraph 18(G) below). In no event shall Tenant be entitled to any excess of any rental obtained by reletting over and above the rental herein reserved. Actions to collect amounts due by Tenant to Landlord under this subparagraph may be brought from time to time, on one or more occasions, without the necessity of Landlord's writing until expiration of the lease term.

     G. In case of any event of default or breach by Tenant, or threatened or anticipatory breach or default, Tenant shall also be liable for and shall pay to Landlord, at the address specified for notice to Landlord herein, in addition to any sum provided to be paid above, brokers' fees incurred by Landlord in connection with reletting the whole or my part of the premises; the costs of removing and storing Tenant's or other occupant's property; the costs of repairing, altering, remodeling or otherwise putting the premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in enforcing or defending Landlord's rights and/or remedies including reasonable attorney's fees whether suit is actually filed or not.

     H. In the event of termination or repossession of the premises for an event of default, Landlord shall not have any obligation to relet or to attempt to relet the premises, or any portion thereof, or to collect rental after reletting; and in the event of reletting. Landlord may relet the whole or any portion of the premises for any period to any tenant and for any use and purpose.

     I. If Tenant should fail to make any payment or cure any default hereunder within the time herein permitted, Landlord, without being under any obligation to do so and without thereby waiving such default, may make such payment and/or remedy such other default for the account of Tenant (and enter the premises for such purpose), and thereupon Tenant shall be obligated to, and hereby agrees, to pay Landlord, upon demand, all costs, expenses and disbursements (including reasonable attorney's fees) incurred by Landlord in taking such remedial action.

     J. In the event of any default by Landlord, Tenant's exclusive remedy shall be an action for damages (Tenant hereby waiving the benefit of any laws granting it a lien upon the property of Landlord and/or upon rent due Landlord), but prior to any such action Tenant will give Landlord written notice specifying such default with particularity, and Landlord shall thereupon have thirty (30) days in which to cure any such default. Unless and until Landlord fails to so cure any default after such notice, Tenant shall not have any remedy or cause of action by reason thereof. All obligations of Landlord hereunder will be construed as covenants, not conditions; and all such obligations will be binding upon Landlord only during the period of its possession of the premises and not thereafter. The term "Landlord" shall mean only the owner, for the time being of the premises, and in the event of the transfer by such owner of its interest in the premises, such owner shall thereupon be released and discharged from all covenants and obligations of the Landlord thereafter accruing, but such covenants and obligations shall be binding during the lease term upon each new owner for the duration of such owner's ownership. Notwithstanding any other provision hereof, Landlord shall not have any personal liability hereunder. In the event of any breach or default by Landlord in any term or provision of this lease, Tenant agrees to look solely to the equity or interest then owned by Landlord in the premises; however, in no event, shall any deficiency judgment or any money judgment of any kind be sought or obtained against any party Landlord.

     K. In the event that Landlord shall have taken possession of the premises pursuant to the authority herein granted then Landlord shall have the right to keep in place and use all of the furniture, fixtures and equipment at the premises, including that which is owned by or leased to Tenant at all times prior to any foreclosure thereon by Landlord or repossession thereof by any lessor thereof or third party having a lien thereon. Landlord shall also have the right to remove from the premises (without the necessity of obtaining a distress warrant, writ of sequestration or other legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and to place name in storage at any premises within the County in which the premises is located; and in such event, Tenant shall be liable to Landlord for costs incurred by Landlord in connection with such removal and storage. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person ("Claimant") claiming to be entitled to possession thereof who presents to Landlord a copy of any instrument represented to Landlord by Claimant to have been executed by Tenant (or any predecessor of Tenant) granting Claimant the right under various circumstances to take possession of such furniture, fixtures, equipment or other property, without the necessity on the part of Landlord to inquire into the authenticity of said instrument's copy of Tenant's or Tenant's predecessor's signature thereon and without the necessity of Landlord making any nature of investigation or inquiry as to the validity of the factual or legal basis upon which Claimant purports to act; and Tenant agrees to indemnify and hold Landlord harmless from all cost, expense, loss, damage and liability incident to Landlord's relinquishment of possession of all or any portion of such furniture, fixtures, equipment or other property to Claimant. The rights of Landlord herein stated shall be in addition to any and all other rights which Landlord has or may hereafter have at law or in equity; and Tenant stipulates and agrees that the rights herein granted Landlord are commercially reasonable.

     19. Mortgages. Tenant accepts this lease subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the premises or the improvements situated thereon, provided, however, that if the mortgages, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this lease superior to any such instrument, then by notice to Tenant from such mortgages, trustee or holder, this lease shall be deemed superior to such lien, whether this lease was executed before or after said mortgage or deed of trust. Tenant shall at any time hereafter on demand execute any instruments, release or other documents which may be required by any mortgages for the purpose of subjecting and subordinating this lease to the lien of any such mortgage.

     20.  Mechanic's Liens and Tenant's Personal Property Taxes.

     A. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the premises on which any lien is or can be validly and legally asserted against its leasehold interest in the premises or the improvements thereon and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the premises or under the terms of this lease. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the premises.

     B. Tenant shall be liable for all taxes levied or assessed against personal property, furniture or fixtures placed by Tenant in the premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes.

     21.  Miscellaneous.

     A. Words of any gender used in this lease shall be held and constructed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

     B. The terms, provisions and covenants and conditions contained in this lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to transfer and assign, in whole or in part, its rights and obligations in the building and property that are the subject of this lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this lease.

     C. The captions inserted in this lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this lease, or any provision hereof, or in any way affect the interpretation of this lease.

     D. Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, a Certificate of Occupancy and an estoppel certificate stating that this lease is in full force and effect, the date to which rent has been paid, the unexpired term of this lease and such other matters pertaining to this lease as may be requested by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this lease.

     E. This lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

     F. All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. Tenant shall also, prior to vacating the premises, pay to Landlord the amount, as estimated by Landlord, of Tenant's obligation hereunder for real estate taxes and insurance premiums for the year in which the lease expires or terminates. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 21(F).

     G. If any clause or provision of this lease is illegal, invalid or unenforceable under present or future laws effective during the term of this lease, then and in that event, it is the intention of the parties hereto that the remainder of this lease shall not be affected thereby, and it is also the intention of the parties to this lease that in lieu of each clause or provision of this lease that is illegal, invalid or unenforceable, there be added as a part of this lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.
     H. Because the premises are on the open market and are presently being shown, this lease shall be treated as an offer with the premises being subject to prior lease and such offer subject to withdrawal or non-acceptance by Landlord or to other use of the premises without notice, and this lease shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.
     I. All references in this lease to "the date hereof" or similar references shall be deemed to refer to the last date, in point of time, on which all parties hereto have executed this lease.
     J. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction or that no broker, agent or other person brought about this transaction, other than InterSouth Properties
                                                        ---------------------
Inc. and Tenant agrees to indemnity and hold Landlord harmless from and against
----
any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.
     K. If and when included within the term "Landlord," as need in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address for the receipt of notices and payments to Landlord: if and when included within the term "Tenant", as used in this instrument, there are more than one person, from or corporation, all shall jointly arrange among themselves for their joint execution of such a notice specifying some individual at some specific address within the continental United States for the receipt of notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by notices given in accordance with the provisions of Paragraph 23 hereof to the same effect as if each had received such notice.

     22.  Additional Provisions.

       A.  Rental Schedule. Listed below is the rental schedule as set forth in
           ---------------
Paragraph 2(A):

          Monthly Base
Month       Rental        Rate/S.F.
------------------------------------
 1-12      $4,047.00      $ 9.75
13-24      $4,169.00      $10.04
25-36      $4,294.00      $10.34
37-48      $4,423.00      $10.65
39-60      $4,556.00      $10.97

       B.  Right of First Refusal. Landlord shall provide Tenant a right of
           -----------------------
first refusal on the remaining 1,804 s.f. of Bay 17 ("Option Space" outlined on Exhibit "E"). Tenant acknowledges that the Option Space is available to the open market for lease as of the date of this lease commencement. Prior to entering into a lease with a third party for the Option Space, Landlord agrees to offer to lease the Option Space to Tenant upon the same terms and conditions and at the same rental rate as offered to the third party. If within five (5) business days after Landlord delivers Tenant such written offer. Landlord does not receive notice in writing that Tenant elects to lease all (and not part) of the Option Space and within ten (10) days thereafter Tenant does not execute a lease on the Option Space, the Tenant's right to lease the Option Space shall have no further rights pursuant to this paragraph.
       C.  CAM Maintenance. During the initial term of this lease, Tenant's
           ----------------
share of maintenance costs pursuant to Paragraphs 5 (B) and 5 (C) shall not exceed $1,644.00 for CY 1999, $1,808 for CY 2000, $1,919.00 for CY 2001,
$2,188.00 for CY 2002, $2,407.00 for CY 2003, and $2,648.00 for CY 2004.
       D.  Renewal Option. While this lease is in full force and effect,
           ---------------
provided that Tenant is not in default of any of the terms, covenants and conditions hereof, Tenant shall have the right and option to extend the original term of this lease for one further term of sixty (60) months. Such extension of the original term shall be on the same terms, covenants, and conditions as provided for in the original term except for this paragraph and except that the rental during the extended term shall be at fair market rental then in effect on equivalent properties, of equivalent size, in equivalent areas (but in no event less than the rental specified in Paragraph 2 (A) of this Lease) and except that any further tenant improvement cost will be negotiable. This option shall not be available if Tenant assigns this Lease or if a subtenant is in possession of the premises at any time during the original term. Notice of Tenant's intention to exercise the option must be given to Landlord in writing not more than six (6) months prior to the expiration of the initial term of this Lease. In the event the Tenant falls to deliver such written notice within the time period set forth above. Tenant's right to extend the term hereof shall expire and be of no further force and affect.
     23. Notices. Each provision of this instrument or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by Landlord to Tenant or with reference to the sending, mailing or delivery of any notice or the making of any payment by Tenant to Landlord shall be deemed to be complied with when and if the following steps are taken:
     A. All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address for Landlord hereinbelow set forth or at such other address as Landlord may specify from time to time by written notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.
     B. All payments required to be made by Landlord to Tenant hereunder shall be payable to Tenant at the address hereinbelow set forth, or at such other address within the continental United States as Tenant may specify from time to time by written notice delivered in accordance herewith.
     C. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered whether actually received or not when deposited in the United States Mail, postage prepaid, Certified or Registered Mail, addressed to the parties hereto at the respective addresses set out below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

LANDLORD:                            TENANT:

Progress Partners, LLC               Architel Systems (U.S.) Corporation

c/o InterSouth Properties, Inc       c/o 190 Attwell Drive, Suite 300, Toronto

P.O. Box 2739                        M9W 6H8 Canada

Huntsville, Alabama 35804            ATTN: Stuart Griffith

(256) 830-9160                       VP Finance and General Counsel

     EXECUTED BY LANDLORD, this    day of February, 1999.

Attest/Witness                           PROGRESS PARTNERS, LLC
                                         ----------------------
____________________________________

Title: _____________________________     By: __________________________________

                                                 Alan C. Jenkins

                                                 Managing Member

     EXECUTED BY TENANT, this     day of February, 1999

Attest/Witness                           Architel Systems (U.S.) Corporation
                                         --------------------------------------

                                         By: /S/ [ILLEGIBLE]^^
_____________________________________        __________________________________

Title: ______________________________     Title: /S/ [ILLEGIBLE]^^
                                                 ______________________________

        Awaiting execution.

              23FEB99

[FLOOR PLAN GRAPHIC APPEARS HERE]

                                    EXHIBIT B
                                    ---------

     THIS EXHIBIT TO BE REPLACED WITH FINAL APPROVED DRAWING AND FINISH SCHEDULE(**)

[FLOOR PLAN GRAPHIC APPEARS HERE]

                                    EXHIBIT A
                                    ---------

     Premises more particularly described as Bay 16 and a portion of Bay 17 containing 4,982 rentable square feet. Premises more commonly known as Research Park Office Center, 7067 Old Madison Pike, NW Suite 150, Huntsville, Alabama 35806, Landlord agrees to construct improvements to the premises in accordance with Exhibit "B" attached hereto using a Tenant Improvement Allowance not to exceed $24.38 s.f. ($121,481.00)